   [LOGO]

 The
Bear Stearns
 Funds

575 LEXINGTON AVENUE
NEW YORK, NY 10022
1.800.766.4111

INVESTMENT MANAGER/ADVISER        TRANSFER AND DIVIDEND
Bear Stearns Asset                DISBURSEMENT AGENT
Management Inc.                   PFPC Inc.
575 Lexington Avenue              Bellevue Corporate Center
New York, NY 10022                400 Bellevue Parkway
ADMINISTRATOR                     Wilmington, DE 19809
Bear Stearns Funds                INDEPENDENT AUDITORS
Management Inc.                   Deloitte & Touche LLP
575 Lexington Avenue              Two World Financial Center
New York, NY 10022                New York, NY 10281
DISTRIBUTOR                       EMERGING MARKETS DEBT
Bear, Stearns & Co. Inc.          PORTFOLIO:
245 Park Avenue                   CUSTODIAN
New York, NY 10167                Brown Brothers Harriman &
INCOME PORTFOLIO AND              Co.
HIGH YIELD TOTAL RETURN           40 Water Street
PORTFOLIO:                        Boston, MA 02109
CUSTODIAN                         COUNSEL
Custodial Trust Company           Mayer, Brown & Platt
101 Carnegie Center               1675 Broadway
Princeton, NJ 08540               New York, NY 10019
COUNSEL
Kramer Levin Naftalis & Frankel
LLP
919 Third Avenue
New York, NY 10022

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-016-04

Emerging
Markets Debt
Portfolio

Income
Portfolio

High Yield
Total Return
Portfolio

Annual Report
March 31, 1999

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                             LETTER TO SHAREHOLDERS

                                                                  April 30, 1999
Dear Shareholders:

We are pleased to present the annual report to shareholders for the Emerging Markets Debt Portfolio ("Debt Portfolio"), Income Portfolio and High Yield Total Return Portfolio ("High Yield Portfolio") for the fiscal year ended March 31, 1999. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph sections of this report.

The fiscal year ended March 31, 1999, marked a period of extreme volatility in the fixed income markets. The watershed event was Russia's currency devaluation and debt default in August 1998, which precipitated an investor flight to the quality of U.S. Treasury bonds -- to the exclusion of virtually all other asset classes. Liquidity disappeared. With demand up, the yield on the 30-year Treasury bond hit an all-time low of just under 5% at the end of September, as spreads widened dramatically between Treasurys and all other fixed income sectors.

Thanks to a series of interest rate reductions by the Federal Reserve Board and other major central banks, both the equity and fixed income markets recovered in the fourth quarter of last year. However, the recovery in non-Treasury bonds has been comparatively slow, and for calendar year 1998, Treasury bonds were the best-performing sector.

It was only in the first three months of this year that non-Treasury securities began to turn around. With liquidity restored to the financial markets and the Federal Reserve's neutral stance on interest rates, these sectors staged a recovery, outperforming Treasury bonds in the quarter. While the total return for the 30-year Treasury bond declined, asset- and mortgage-backed securities had positive returns. Corporate bonds, while posting negative returns due to their longer maturities, outperformed Treasurys with comparable maturities by more than 100 basis points. The high yield market improved as well.

As long as the economy stays on track and there are no surprises from abroad, we expect spreads to continue to narrow, although not as dramatically as they have in the first quarter of 1999. With the major stock indices hitting new highs, we do not expect to see a significant bond rally as credit fears abate and economies worldwide are beginning to show early signs of recovery.

EMERGING MARKETS DEBT PORTFOLIO*

For the fiscal year ended March 31, 1999, the Debt Portfolio's Class A shares had a total return of (12.40)% (without giving effect to the sales charge) and Class B and C shares had a total return of (13.08)% and (12.99)%, respectively, (without giving effect to the contingent deferred sales charges)(1). The Debt Portfolio's benchmark index, the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index, returned (9.73)% for the same period.

For the fiscal year ended March 31, 1999, the Debt Portfolio ranked third of 43 emerging markets bond funds surveyed by Morningstar, Inc.** The Debt Portfolio ranked second of 28 such funds and first of 13 such funds for the three- and five-year periods, respectively, ending March 31, 1999. Morningstar's rankings are based on annualized total return and do not take into account sales charges. Of course, past performance is no guarantee of future results. The investment manager has voluntarily waived a portion of its investment management fee, without which the Debt Portfolio's performance, and possibly its ranking, would have been lower.

Emerging markets debt was hit especially hard in the wake of the Russian default last August. However, the markets began to rebound in the fourth quarter of last year as central banks reduced interest rates, the International Monetary Fund ("IMF") was recapitalized and Brazil received a larger-than-expected assistance package. In addition, the yen strengthened, which took pressure off other Asian currencies and bonds.

In this year's first quarter, investors became more optimistic about the outlook for emerging markets, and bond prices continued to rise. Sentiment has improved as the IMF continues to supply liquidity to key countries like Brazil, and the price of oil, a major export for many emerging countries, has increased. However, progress varies greatly from country to country, and the impact of economic contractions on banking systems and the credit supply may not yet be fully felt.

RECOVERY BEGINS IN ASIA

As a region, Asia is the farthest along in economic adjustment, led by Korea and the Philippines. The collapse of consumption and consumer spending has created current account surpluses in much of the region, building foreign reserves, supporting local currencies and allowing local interest rates to fall, which are a necessary prelude to a resumption of growth. But additional steps are required, including further dismantling of barriers to competition and reform of weak banking systems.

In Latin America, the IMF has reiterated its commitment to aid Brazil, but serious problems remain. Argentina has suffered as Brazil's largest trading partner but has been more adept in adjusting its budget to reflect falling revenues, as has Mexico. Firming oil prices have been good news for many emerging countries, including Mexico, Russia, Ecuador, Nigeria and Indonesia. Higher oil prices have also helped Venezuela, but it is unclear whether the new president will tackle much-needed reforms. Political uncertainty in Ecuador threatens the implementation of changes that address its budget deficit. In Russia, modest signs of economic recovery, coupled with ongoing negotiations with potential lenders and higher oil prices, have supported its bond prices.

We remain cautiously optimistic about the medium-term outlook for U.S. dollar-denominated emerging markets debt for several reasons. With signs of stability in certain regions, particularly Asia, we may see additional improvements in credit ratings for selected countries. In addition, multilateral institutions such as the IMF continue to provide financial incentives to deal with difficult issues, and most emerging nations continue to introduce market-oriented reforms to attract foreign direct investment.

As investors increasingly focus on the prospects for individual countries and companies, rather than on the market as a whole, the negative effects of problems in any one country or region should be more contained, and the potential to profit from meaningful reforms in individual countries will continue to rise.

INCOME PORTFOLIO

For the fiscal year ended March 31, 1999, the Income Portfolio's Class A shares had a total return of 5.77% (without giving effect to the sales charge) and Class B and C shares had a total return of 5.09% and 5.08%, respectively, (without giving effect to the contingent deferred sales charges)(2). The Income Portfolio's benchmark index, the Salomon Smith Barney Broad Investment Grade Bond Index, returned 6.50% for the same period.

Effective October 16, 1998, the Total Return Bond Portfolio changed its name to the Income Portfolio and the portfolio adopted a new investment objective: to seek high current income consistent with preservation of capital. Prior to that date, its stated objective was to maximize total return consistent with preservation of capital.

The Income Portfolio's new investment strategy allows us to purchase securities that are rated B or BB/Ba by Standard & Poor's and Moody's. However, we intend to manage the Income Portfolio so that the average investment quality remains investment grade. As a result of the strategy change, we began purchasing high yield securities last fall and continued to do so in the first quarter of 1999. As of March 31, 1999, our allocation to high yield issues was roughly 10%. We are focusing on issues rated BB/Ba, where we believe we will continue to find attractive values in a strong economy.

AN EMPHASIS ON CORPORATE SECURITIES

With liquidity restored to the financial markets and the Federal Reserve's neutral stance on interest rates, the most significant event in the bond markets has been the recovery in non-Treasury sectors, or "spread products," which dramatically outperformed Treasurys in the most recent calendar quarter. This benefited the Income Portfolio as we have been underweighted in Treasury and agency issues and found value elsewhere. For example, investment-grade corporate issues now represent more than 30% of the Income Portfolio, as U.S. companies have experienced unexpectedly strong earnings growth. In fact, corporate issues have been the best-performing sector so far in 1999 on a duration-adjusted basis. Given the recovery in spread products, mortgage- and asset-backed securities now represent roughly 44% of our investments.

As the yield curve flattened, we reduced exposure to long-term corporate issues and shifted our concentration to the intermediate part of the yield curve, where we can get roughly the same yield with less volatility. As economies abroad have firmed, we have begun to add issues of commodity-based companies that do business globally in industries such as paper, forest products, steel and chemicals.

As long as the economy stays on track and there are no surprises from abroad, we expect spreads to continue to narrow, although not as dramatically as they have recently. However, narrowing spreads generally mean enhanced returns, so we will continue to focus on corporate issues and mortgage- and asset-backed securities. We expect to maintain selective exposure in the below-investment grade area.

HIGH YIELD TOTAL RETURN PORTFOLIO***

For the fiscal year ended March 31, 1999, the High Yield Portfolio's Class A shares had a total return of (1.57)% (without giving effect to the sales charge) and both Class B and C shares had a total return of (2.21)% (without giving effect to the contingent deferred sales charges)(3). The High Yield Portfolio's benchmark index, the Lipper High Yield Bond Fund Index, returned (1.23)% for the same period. Its broad-based securities market index, the Credit Suisse First Boston Global High Yield Index, returned (0.75)% for the same period.

During this turbulent period in the fixed income markets, the High Yield Portfolio benefited from our strict emphasis on strong credit fundamentals. In addition, our broad diversification helped the High Yield Portfolio generate competitive returns as we focused on individual securities, not sectors or industries.

Nevertheless, our choice of securities was affected by economic conditions. As concerns about a worldwide economic slowdown grew in the first half of 1998, we reduced our positions in companies with international exposure and emphasized those with a domestic focus. Positions were added or increased in industries likely to do well in an uncertain environment or slowing economy, such as food, food processing and consumer nondurables.

By the end of 1998, sentiment had improved significantly in response to interest rate cuts by central banks to bolster sluggish economies. In particular, the first signs of recovery were appearing in Asia. The U.S. economy, rather than slowing, was perking along at a faster rate than had been anticipated while inflation remained benign. In short, the financial markets' worst fears had failed to materialize. Having reached a high of 700 basis points over comparable Treasury bonds in October, high yield spreads narrowed to 600 basis points, where they have remained so far this year.

A SHIFT TO COMPANIES WITH A GLOBAL ORIENTATION

As global markets strengthened, we began looking at companies with international exposure. This group included companies in forest-paper products, technology, steel, chemicals and other commodities that are traded globally. We have reduced positions in some of the more defensive domestic sectors and increased exposure in previously battered sectors that appear to have greater relative strength and return potential. For example, media and telecommunications issues are now very attractively priced, and their outlook is positive given their growth prospects and the powerful wave of consolidation that is occurring.

Given the improving environment, we will continue the transitioning process, increasing exposure to companies that derive revenues abroad and moving into issues with the greatest relative strength at home. As markets stabilize and the climate grows more positive, spreads are expected to narrow, which should enhance returns. Given the strength of the U.S. economy and more positive sentiment in markets overseas, we expect the number of high yield issues to increase and credit quality in general to improve -- all of which indicate a strengthening in the high yield market in the year ahead.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held on April 27, 1999, the shareholders of the Bear Stearns Investment Trust (the "Trust") approved the reorganization and liquidation of the Trust on behalf of the Debt Portfolio pursuant to the Agreement and Plan of Reorganization and Liquidation previously approved by the Board of Trustees. It provided for the transfer of the assets and liabilities of the Debt Portfolio to the Emerging Markets Debt Portfolio, a newly created separate series of The Bear Stearns Funds, with materially the same investment objective and policies as the Debt Portfolio. The proposal to reorganize and liquidate the Trust received the favorable vote of approximately 53% of the Debt Portfolio's outstanding shares. Approximately 1% of the outstanding shares were cast against reorganizing and liquidating the Trust.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

             [SIGNATURE]
Doni L. Fordyce
President
Bear Stearns Investment Trust and
The Bear Stearns Funds

-------

* International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
** Morningstar, Inc. is an independent fund performance monitor and its rankings may change monthly.
*** Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
(1) For the fiscal year ended March 31, 1999, the Debt Portfolio's Class A shares had a total return of (16.37)%, including the initial 4.50% maximum sales charge, Class B shares returned (16.92)% including the 5.00% CDSC and Class C shares returned (13.76)%, including the 1.00% CDSC.
(2) For the fiscal year ended March 31, 1999, the Income Portfolio's Class A shares had a total return of 1.03%, including the initial 4.50% maximum sales charge, Class B shares returned 0.17%, including the 5.00% CDSC and Class C shares returned 4.10%, including the 1.00% CDSC.
(3) For the fiscal year ended March 31, 1999, the High Yield Portfolio's Class A shares had a total return of (6.00)%, including the initial 4.50% maximum sales charge, Class B shares returned (6.67)%, including the 5.00% CDSC and Class C shares returned (3.10)%, including the 1.00% CDSC.
CDSC     Contingent deferred sales charge.

Bear Stearns Asset Management Inc. has waived a portion of its investment management/advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A SHARES(1)(2)(3)(6) VS. ITS BROAD-BASED INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                EMERGING MARKETS DEBT PORTFOLIO       SALOMON SMITH BARNEY EMERGING
                                                        CLASS A SHARES               MARKETS DEBT MUTUAL FUND INDEX
                  4-MAY-95                                 $9,625.00                           $10,000.00

                                                                       $10,203.47                           $10,740.31
Sep. 30, 1995                                                          $10,805.20                           $11,486.47
                                                                       $11,876.53                           $12,633.24
Mar. 31, 1996                                                          $12,666.70                           $13,313.81
                                                                       $14,107.20                           $14,898.68
Sep. 30, 1996                                                          $15,590.00                           $16,331.26
                                                                       $16,718.60                           $17,798.99
Mar. 31, 1997                                                          $16,907.10                           $18,013.35
                                                                       $18,650.60                           $19,987.11
Sept. 30, 1997                                                         $19,966.20                           $21,399.79
                                                                       $19,160.90                           $20,846.90
Mar. 31, 1998                                                          $20,172.00                           $21,659.70
                                                                       $19,108.94                           $20,906.64
Sept. 30, 1998                                                         $15,541.30                           $17,039.94
                                                                       $17,098.54                           $18,851.00
Mar. 31, 1999                                                          $17,671.34                           $19,823.00
Past performance is not predictive
of future performance.
EMERGING MARKETS DEBT PORTFOLIO
Class A Shares                                                            $17,671
Salomon Smith Barney Emerging
Markets Debt Mutual Fund Index

                                        TOTAL RETURNS
                                                      ONE YEAR ENDED            AVERAGE
                                                      MARCH 31, 1999           ANNUAL(4)
                                                    -------------------   -------------------
Emerging Markets Debt Portfolio(2)
    Class A shares(5).............................        (16.37)%                9.52%
    Class B shares(6).............................        (16.92)                (8.04)
    Class C shares(3).............................        (13.76)                15.87
Salomon Smith Barney Emerging Markets Debt
  Mutual Fund Index(1)............................         (9.73)                19.11

----------

(1) The chart assumes a hypothetical $10,000 initial investment in the Debt Portfolio and reflects all portfolio expenses. Investors should note that the Debt Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment. Performance of the index corresponds to the performance of Class A shares only.
(2) Bear Stearns Asset Management Inc. waived a portion of its investment management fee and agreed to voluntarily reimburse a portion of the Debt Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.
(3) Assuming no redemption of shares at the end of the period, the return of Class C shares (for which July 26, 1995 was the initial public offering date) would have been higher than Class A shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class C shares. Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been (12.99)%.
(4) Commencing May 4, 1995, Bear Stearns Asset Management Inc. assumed the daily portfolio management responsibility for the Debt Portfolio. Total returns for Class A shares are shown for the period May 4, 1995 through March 31, 1999 for Class A shares. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the Debt Portfolio's investment adviser was BEA Associates and those results are not shown.
(5) Reflects the initial maximum sales charge in effect, 4.50% and 3.75%, respectively, for each period shown. Without the applicable sales charge, the total returns would have been (12.40)% and 10.22%, respectively, for each period shown.
(6) Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 12, 1998 was the initial public offering date) would have been higher than Class A shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (13.08)% and (5.58)%, respectively, for each period shown.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A AND C SHARES(1)(2)(3)(6) VS. VARIOUS INDICES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       INCOME PORTFOLIO                      LIPPER A - RATED       SALOMON SMITH BARNEY BROAD
                                        CLASS A SHARES     CLASS C SHARES     BOND FUND INDEX      INVESTMENT GRADE BOND INDEX
            APR. 5, 1995                  $9,625.00          $10,000.00         $10,000.00                  $10,000.00

                                              $10,027.00        $10,412.00           $10,672.00                        $10,568.00
Sept. 30, 1995                                $10,260.00        $10,587.00           $10,883.31                        $10,767.00
                                              $10,679.00        $11,064.00           $11,408.97                        $11,234.00
Mar. 31, 1996                                 $10,430.00        $10,797.00           $11,112.34                        $11,038.00
                                              $10,467.00        $10,824.00           $11,140.12                        $11,092.00
Sept. 30, 1996                                $10,644.00        $10,996.00           $11,343.98                        $11,300.00
                                              $10,972.00        $11,332.00           $11,726.27                        $11,641.00
Mar. 31, 1997                                 $10,908.00        $11,245.00           $11,623.08                        $11,581.00
                                              $11,308.00        $11,648.00           $12,057.79                        $11,998.00
Sept. 30, 1997                                $11,659.00        $11,998.00           $12,497.89                        $12,397.00
                                              $11,799.60        $12,130.40           $12,852.83                        $12,762.65
Mar. 31, 1998                                 $11,932.00        $12,247.00           $13,032.77                        $12,968.31
                                              $12,201.66        $12,501.96           $13,352.08                        $13,268.16
Sept. 30, 1998                                $12,600.65        $12,890.55           $13,774.00                        $13,818.34
                                              $12,659.87        $12,930.51           $13,791.91                        $13,874.78
Mar. 31, 1999                                 $12,620.63        $12,869.77           $13,689.85                        $13,810.83
Past performance is not predictive
of future performance.
INCOME PORTFOLIO
Class A shares                                   $12,621
Class C shares                                    12,870
Lipper A - Rated Bond Fund Index
Corp. Debt Fund Index                             13,690
Salomon Smith Barney Broad
Investment Grade Bond Index                       13,811

                                          TOTAL RETURNS
                                                            ONE YEAR ENDED           AVERAGE
                                                            MARCH 31, 1999          ANNUAL(4)
                                                          -------------------  -------------------
Income Portfolio(2)
    Class A shares(5)...................................            1.03%                6.00%
    Class B shares(6)...................................            0.17                 0.99
    Class C shares(7)...................................            4.10                 6.52
    Class Y shares(3)...................................            6.13                 6.62
Lipper A Rated Bond Fund Index(1).......................            5.04                 9.35
Salomon Smith Barney Broad Investment Grade Bond
    Index(1)............................................            6.50                 8.42

----------

(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices corresponds to the performance of Class A and C shares.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to voluntarily reimburse a portion of the Income Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The return of Class Y shares (for which September 8, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.
(4) For the period of April 5, 1995 (commencement of investment operations) through March 31, 1999, for Class A and C shares.
(5) Reflects the initial maximum sales charge in effect, 4.50% and 3.75%, respectively, for each period shown. Without the applicable sales charge, the total returns would have been 5.77% and 7.03%, respectively, for each period shown.
(6) Assuming no redemption of shares at the end of the period, the return of Class B shares (for which February 2, 1998 was the initial public offering date) would have been higher than Class A shares and substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 5.09% and 4.35%, respectively, for each period shown.
(7) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been 5.08%.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              CLASS A, B AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                HIGH YIELD TOTAL RETURN PORTFOLIO
                                                          CLASS A SHARES             CLASS B SHARES    CLASS C SHARES
Jan. 2, 1998                                                                $9,550           $10,000           $10,000
Mar. 31, 1998                                                              $10,339           $10,813           $10,813
Sept. 30, 1998                                                              $9,778           $10,193           $10,193
Mar. 31, 1999                                                              $10,176           $10,195           $10,574
Past performance is not predictive
of future performance.
HIGH YIELD TOTAL RETURN PORTFOLIO
Class A shares                                                             $10,176
Class B shares                                                             $10,195
Class C shares                                                             $10,574
Lipper High
Yield Bond Fund Index                                                      $10,311
Credit Suisse First Boston
Global High Yield Index                                                    $10,223

                                                                              CREDIT SUISSE
                                                      LIPPER HIGH          FIRST BOSTON GLOBAL
                                                 YIELD BOND FUND INDEX      HIGH YIELD INDEX
Jan. 2, 1998                                                     $10,000                $10,000
Mar. 31, 1998                                                    $10,440                $10,301
Sept. 30, 1998                                                    $9,688                 $9,790
Mar. 31, 1999                                                    $10,311                $10,223
Past performance is not predictive
of future performance.
HIGH YIELD TOTAL RETURN PORTFOLIO
Class A shares
Class B shares
Class C shares
Lipper High
Yield Bond Fund Index
Credit Suisse First Boston
Global High Yield Index

                                          TOTAL RETURNS
                                                            ONE YEAR ENDED           AVERAGE
                                                            MARCH 31, 1999          ANNUAL(3)
                                                          -------------------  -------------------
High Yield Total Return Portfolio(2)
    Class A shares(4)...................................           (6.00)%               1.40%
    Class B shares(5)...................................           (6.67     )           1.55
    Class C shares(6)...................................           (3.10     )           4.55
Lipper High Yield Bond Fund Index(1)....................           (1.23     )           2.50
Credit Suisse First Boston Global High Yield Index(1)...           (0.75     )           1.79

----------

(1) The chart assumes a hypothetical $10,000 initial investment in the High Yield Portfolio and reflects all portfolio expenses. Investors should note that the High Yield Portfolio is a professionally managed mutual fund while the indices are either unmanaged, do not incur sales charges or expenses and are not available for investment. The Credit Suisse First Boston Global High Yield Index began in 1986 and is based on monthly returns.
(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the High Yield Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period January 2, 1998 (commencement of investment operations) through March 31, 1999.
(4) Reflects the initial maximum sales charge (4.50%). Without the applicable sales charge, the total returns would have been (1.57)% and 5.22%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been (2.21)% and 4.55%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 1999 would have been (2.21)%.

THE                     BEAR                    STEARNS                    FUNDS
                        EMERGING MARKETS DEBT PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                           TOP TEN COUNTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                          PERCENT OF
RANK COUNTRY                                              NET ASSETS
------------------------------------------------------  ---------------
  1. Brazil............................................         20.54
  2. Argentina.........................................         15.33
  3. Mexico............................................         14.27
  4. Bulgaria..........................................          4.85
  5. Nigeria...........................................          4.84
  6. Panama............................................          4.75
  7. Peru..............................................          4.75
  8. Venezuela.........................................          4.70
  9. Morocco...........................................          4.62
 10. Philippines.......................................          4.50

--------------------------------------------------------------------------------
                                TOP TEN ISSUERS*
--------------------------------------------------------------------------------

                                                                           SECURITY       PERCENT OF
RANK ISSUER                                               CURRENCY           TYPE         NET ASSETS
------------------------------------------------------  ------------  ------------------  ----------
  1. Federal Republic of Brazil........................ U.S. dollar   Brady bonds            20.54
  2. Republic of Argentina............................. U.S. dollar   Brady bonds            15.33
  3. United Mexican States............................. U.S. dollar   Brady bonds            14.27
  4. Republic of Bulgaria.............................. U.S. dollar   Brady bonds             4.85
  5. Central Bank of Nigeria........................... U.S. dollar   Brady bond              4.84
  6. The Republic of Panama............................ U.S. dollar   Brady bonds             4.75
  7. The Republic of Peru.............................. U.S. dollar   Brady bonds             4.75
  8. Republic of Venezuela............................. U.S. dollar   Brady bonds             4.70
  9. The Kingdom of Morocco............................ U.S. dollar   Loan Participation      4.62
 10. Republic of the Philippines....................... U.S. dollar   Brady bonds             4.50

-------

*        The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                                INCOME PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                            TOP INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF NET
RANK INDUSTRY                                               ASSETS
------------------------------------------------------  ---------------
  1. U.S. Government Agency Obligations................         26.37
  2. Finance...........................................         21.38
  3. Asset-Backed......................................         17.76
  4. Industrial........................................         13.16
  5. Utilities.........................................          8.65
  6. U.S. Government Obligations.......................          6.64
  7. Telecommunications................................          2.95

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                   PERCENT OF
RANK HOLDINGS                                                   INDUSTRY           NET ASSETS
------------------------------------------------------  -------------------------  ----------
  1. Government National Mortgage Association.......... U.S. Government Agency        18.92
                                                        Obligations
  2. Fannie Mae........................................ U.S. Government Agency         5.40
                                                        Obligations
  3. Lehman Brothers Holdings.......................... Finance                        4.56
  4. Morgan Stanley Capital I Inc...................... Asset-Backed                   4.51
  5. U.S. Treasury Notes............................... U.S. Government                4.31
                                                        Obligations
  6. IRT Property Company.............................. Finance                        4.17
  7. Western Resources, Inc............................ Utilities                      3.25
  8. Aetna Services Inc................................ Finance                        2.90
  9. Washington Mutual Capital I....................... Finance                        2.65
 10. U.S. Treasury Bonds............................... U.S. Government                2.33
                                                        Obligations

-------

*        The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                                 MARCH 31, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF NET
RANK INDUSTRY                                               ASSETS
------------------------------------------------------  ---------------
  1. Competitive Local Exchange Companies..............          6.44
  2. Steel - Metals - Mining...........................          6.17
  3. Other Consumer Non-Cyclicals......................          5.51
  4. Long Distance Telephone Services..................          5.27
  5. Retailers.........................................          5.13
  6. Industrial Products...............................          4.73
  7. Gaming............................................          4.54
  8. Radio Broadcasting................................          3.84
  9. Technology........................................          3.07
 10. Television Broadcasting...........................          3.04

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

RANK       HOLDINGS                                                                            INDUSTRY
---------  ----------------------------------------------------------------  ---------------------------------------------
       1.  Charter Communications Holdings LLC and Charter Communications
             Holdings Capital Corp.........................................  North American Cable Services
       2.  Emmis Communications Corp.......................................  Radio Broadcasting
       3.  Global Crossing Holdings Ltd....................................  Long Distance Telephone Services
       4.  Citadel Broadcasting Company....................................  Radio Broadcasting
       5.  Fairchild Semiconductor Corp....................................  Technology
       6.  PSINet Inc......................................................  Data & Internet Services
       7.  Team Health Inc.................................................  Healthcare
       8.  Intermedia Communications Inc...................................  Competitive Local Exchange Companies
       9.  Rent-A-Center, Inc..............................................  Retailers
      10.  R&B Falcon Corporation..........................................  Oil Services

            PERCENT OF
RANK        NET ASSETS
---------  -------------
       1.
                   1.29
       2.          1.26
       3.          1.12
       4.          1.02
       5.          1.02
       6.          1.02
       7.          1.01
       8.          1.00
       9.          1.00
      10.          1.00

-------

*        The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS -- 93.06%

                ARGENTINA - 15.33%
                SOVEREIGN
      1,970     Republic of Argentina, Discount Bond, Series L
                  (a)(b)..........................................  6.063%     03/31/23  $ 1,455,337
      2,021     Republic of Argentina, FRB Bearer (a)(b)..........  6.188      03/31/05    1,734,271
        207     Republic of Argentina, FRB Registered (a)(b)......  6.188      03/31/05      177,460
      2,460     Republic of Argentina, Par Bond (b)(c)............  5.750      03/31/23    1,715,850
                                                                                         -----------
                Total Argentina (cost - $5,182,647)...............                         5,082,918
                                                                                         -----------

                BRAZIL - 20.54%
                SOVEREIGN
      2,149     Federal Republic of Brazil, Capitalization Bond
                  (b)(c)(d).......................................  8.000      04/15/14    1,368,739
      2,025     Federal Republic of Brazil, DCB (a)(b)............  6.188      04/15/12    1,183,359
      3,790     Federal Republic of Brazil, Discount Bond, Series
                  Z-L (a)(b)......................................  6.125      04/15/24    2,375,856
      1,243     Federal Republic of Brazil, EI Bond (a)(b)........  6.125      04/15/06      905,982
        400     Federal Republic of Brazil, FLIRB Bearer (a)(b)...  5.000      04/15/09      223,000
        443     Federal Republic of Brazil, IDU Bond (a)(b).......  6.063      01/01/01      407,652
        540     Federal Republic of Brazil, NMB, Series L
                  (a)(b)..........................................  6.188      04/15/09      343,237
                                                                                         -----------
                Total Brazil (cost - $7,404,194)..................                         6,807,825
                                                                                         -----------

                BULGARIA - 4.85%
                SOVEREIGN
        950     Republic of Bulgaria, Discount Bond, Series A
                  (a)(b)..........................................  5.875      07/28/24      646,000
        810     Republic of Bulgaria, FLIRB, Series A (a)(b)......  2.500      07/28/12      463,725
         40     Republic of Bulgaria, IAB Bearer (a)(b)...........  5.875      07/28/11       26,925
        700     Republic of Bulgaria, IAB Registered (a)(b).......  5.875      07/28/11      471,188
                                                                                         -----------
                Total Bulgaria (cost - $1,470,403)................                         1,607,838
                                                                                         -----------

                COLOMBIA - 1.51%
                SOVEREIGN
        560     Republic of Colombia, Global Bond (b) (cost -
                  $488,010).......................................  8.625      04/01/08      501,200
                                                                                         -----------

                ECUADOR - 0.96%
                SOVEREIGN
        978     The Republic of Ecuador, PDI Bond, Registered
                  (a)(b) (cost - $307,063)........................  6.000      02/27/15      317,955
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                MEXICO - 14.27%
                SOVEREIGN
        395     United Mexican States, Par Bond, Series A (b).....  6.250%     12/31/19  $   310,322
      5,625     United Mexican States, Par Bond, Series B (b).....  6.250      12/31/19    4,419,141
                                                                                         -----------
                Total Mexico (cost - $4,641,523)..................                         4,729,463
                                                                                         -----------

                MOROCCO - 4.62%
                SOVEREIGN
      1,879     The Kingdom of Morocco, Tranche A, Loan
                  Participation (a) (cost - $1,473,711)...........  6.063      01/01/09    1,531,036
                                                                                         -----------

                NETHERLANDS - 0.57%
                CORPORATE
        260     Tjiwi Kimia International Financial Company (cost
                  - $183,863).....................................  13.250     08/01/01      189,800
                                                                                         -----------

                NIGERIA - 4.84%
                SOVEREIGN
      2,500     Central Bank of Nigeria, Par Bond (b)(c)(e) (cost
                  - $1,729,981)...................................  6.250      11/15/20    1,604,688
                                                                                         -----------

                PANAMA - 4.75%
                SOVEREIGN
        880     The Republic of Panama, IRB (a)(b)................  4.000      07/17/14      695,750
      1,101     The Republic of Panama, PDI Bond (a)(b)...........  5.938      07/17/16      878,354
                                                                                         -----------
                Total Panama (cost - $1,566,330)..................                         1,574,104
                                                                                         -----------

                PERU - 4.75%
                SOVEREIGN
        437     The Republic of Peru, Discount Bond (a)(b)........  6.000      03/08/27      266,570
        880     The Republic of Peru, FLIRB (b)(c)................  3.750      09/07/17      521,950
      1,231     The Republic of Peru, PDI Bond (a)(b).............  4.500      03/07/17      785,532
                                                                                         -----------
                Total Peru (cost - $1,523,264)....................                         1,574,052
                                                                                         -----------

                PHILIPPINES - 4.50%
                SOVEREIGN
      1,150     Republic of the Philippines, FLIRB, Series B
                  (a)(b)..........................................  6.000      06/01/08    1,017,750
        540     Republic of the Philippines, Par Bond, Series B
                  (b)(c)..........................................  6.500      12/01/17      472,500
                                                                                         -----------
                Total Philippines (cost - $1,556,472).............                         1,490,250
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                POLAND - 2.75%
                SOVEREIGN
        650     The Polish People's Republic, PDI Bearer Bond
                  (b)(c)..........................................  5.000%     10/27/14  $   600,844
        450     The Polish People's Republic, RSTA Bond,
                  Registered (b)(c)...............................  4.000      10/27/24      311,625
                                                                                         -----------
                Total Poland (cost - $890,497)....................                           912,469
                                                                                         -----------

                RUSSIA - 4.12%
                SOVEREIGN
      4,089     Chase Manhattan Securities (C.I.) Limited, Master
                  Russian Securities Linked (S Account) Note*.....     --           --            --
      3,706     Russia, IAN Series (a)............................  5.969      12/15/15      282,546
     16,075     Russia, Principal Loan (a)........................  5.969      12/15/20    1,085,065
                                                                                         -----------
                Total Russia (cost - $3,816,504)..................                         1,367,611
                                                                                         -----------

                VENEZUELA - 4.70%
                SOVEREIGN
      1,286     Republic of Venezuela, DCB (a)(b).................  5.938      12/18/07      904,821
        607     Republic of Venezuela, FLIRB (a)(b)...............  6.125      03/31/07      409,440
        350     Republic of Venezuela, Par Bond, Series W-A (b)...  6.750      03/31/20      243,031
                                                                                         -----------
                Total Venezuela (cost - $1,220,277)...............                         1,557,292
                                                                                         -----------
                Total Long-Term Debt Investments (cost -
                  $33,454,739)....................................                        30,848,501
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS -- 2.06%

                TURKEY - 0.76%
                SOVEREIGN
 TRl
168,000,000     Turkish Treasury Bill (cost - $252,003)...........  108.800%** 02/09/00  $   252,335
                                                                                         -----------

                GRAND CAYMAN - 1.30%
        431     Brown Brothers Harriman & Co. (cost - $431,000)...  4.000        ***         431,000
                                                                                         -----------
                Total Short-Term Investments (cost - $683,003)....                           683,335
                                                                                         -----------
                Total Investments -- 95.12%
                  (cost - $34,137,742)............................                        31,531,836
                Other assets in excess of liabilities -- 4.88%....                         1,618,489
                                                                                         -----------
                Net Assets -- 100.00%.............................                       $33,150,325
                                                                                         -----------
                                                                                         -----------

---------

+        Denominated in United States dollars unless otherwise
         indicated.
* Instrument is currently in default and is being carried as worthless pending restructuring by the Russian government.
**       Compounded effective yield on the date of purchase in
         Turkish lire.
*** Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
(a)      Adjustable rate; rate based on London Interbank Offered Rate
         (LIBOR).
(b)      Brady bond.
(c)      Step-up coupon; coupon increases at periodic intervals.
(d) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(e)      With additional 2,500 warrants attached, with no market
         value.
DCB      Debt Conversion Bond.
EI       Eligible Interest.
FLIRB    Front Loaded Interest Reduction Bond.
FRB      Floating Rate Bond.
IAB      Interest Arrears Bond.
IAN      Interest Arrears Note.
IDU      Interest Due and Unpaid.
IRB      Interest Reduction Bond.
NMB      New Money Bond.
PDI      Past Due Interest.
RSTA     Revolving Trade Facility.
TRl      Turkish lire.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                            INTEREST             MATURITY
 (000'S)                                                              RATE                 DATE            VALUE

-------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 96.91%

            CORPORATE OBLIGATIONS - 63.90%
            ASSET-BACKED - 17.76%
$     200   Aames Mortgage Trust, Series 1997-B, Class A4.....         6.950%            11/15/25       $   204,073
      100   Chemical Master Credit Card Trust 1, Series
              1996-2, Class A.................................         5.980             09/15/08           100,826
      100   Conti-Mortgage Home Equity Loan Trust, Series
              1998-1, Class A4................................         6.280             01/15/13           101,323
      200   Delta Funding Home Equity Loan Trust, Series
              1999-1, Class A4F...............................         6.390             02/15/28           199,956
       95   Ford Credit Grantor Trust, Asset-Backed
              Certificates, Series 1995-B, Class A............         5.900             10/15/00            94,858
      100   Green Tree Home Improvement Loan Trust, Series
              1997-A, Class HEA6..............................         7.160             03/15/28           106,033
      200   Green Tree Home Improvement Loan Trust, Series
              1998-D, Class HEA3..............................         6.130             08/15/29           195,328
      200   Key Auto Finance Trust, Series 1999-1, Class A3...         5.630             07/15/03           200,938
      540   Morgan Stanley Capital I Inc., Series 1997-C1,
              Class A-1B,
              Commercial Mortgage Pass-Thru Certificates......         7.460             02/15/20           558,309
      150   Residential Asset Securities Corp., Series
              1998-KS2, Class A13.............................         6.240             02/25/17           149,940
      150   Sawgrass Finance L.L.C., Series 1993-1, Class A...         6.450             01/20/06           151,925
      125   UCFC Home Equity Loan, Series 1997-A1, Class A7...         7.660             06/15/28           133,398
                                                                                                        -----------
                                                                                                          2,196,907
                                                                                                        -----------
            FINANCE - 21.38%
      350   Aetna Services Inc., Aetna Inc. Guaranteed........         6.970             08/15/36           358,312
      100   Capital One Financial Corporation, Notes..........         7.125             08/01/08            96,875
      500   IRT Property Company, Senior Notes................         7.250             08/15/07           515,625
      550   Lehman Brothers Holdings..........................         7.250             10/15/03           564,437
      200   Mack-Cali Realty, L.P., Notes.....................         7.000             03/15/04           200,000
      200   Markel Capital Trust I, Series B, Capital
              Securities, Markel Corporation Guaranteed*......         8.710             01/01/46           191,250
      200   NationsBank Credit Card Master Trust, Series
              1995-1, Class A.................................         6.450             04/15/03           204,293
      300   Washington Mutual Capital I, Subordinated Capital
              Income Securities, Washington Mutual Inc.
              Guaranteed......................................         8.375             06/01/27           327,750
      200   W.R. Berkley, Capital Trust, W.R. Berkley, Inc.
              Guaranteed......................................         8.197             12/15/45           186,250
                                                                                                        -----------
                                                                                                          2,644,792
                                                                                                        -----------
            INDUSTRIAL - 13.16%
      150   Boyd Gaming Corporation, Senior Subordinated
              Notes...........................................         9.500             07/15/07           154,500
      150   Lady Luck Gaming Corp., 1st Mortgage..............        11.875             03/01/01           152,625
      250   LG-Caltex Oil Corporation, Unsecured Notes*.......         7.500             07/15/07           230,312
      200   MedPartners, Inc., Senior Subordinated Notes......         6.875             09/01/00           186,250
      250   Panamerican Beverages, Inc., Senior Notes*........         7.250             07/01/09           226,250
      250   Safeway Inc., Notes...............................         5.875             11/15/01           250,937
      225   Smith International Inc., Senior Notes............         7.000             09/15/07           224,438
      200   Time Warner Inc., Pass-Thru Certificates, Asset
              Trust Securities*...............................         6.100             12/30/01           201,750
                                                                                                        -----------
                                                                                                          1,627,062
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                            INTEREST             MATURITY
 (000'S)                                                             RATE(S)             DATE(S)           VALUE

-------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            TELECOMMUNICATIONS - 2.95%
$     125   Sprint Capital Corp., Sprint Capital Corp.
              Guaranteed......................................         5.700%            11/15/03       $   123,750
      250   US West Communications, Debentures................         6.875             09/15/33           241,563
                                                                                                        -----------
                                                                                                            365,313
                                                                                                        -----------
            UTILITIES - 8.65%
      250   Cleveland Electric Illuminating Co., Senior Notes,
              Series D........................................         7.880             11/01/17           266,875
      250   Commonwealth Edison, 1st Mortgage.................         8.375             09/15/22           263,750
      250   Empresa Electrica del Norte Grande S.A., Senior
              Loan Participation Certificates*................         7.750             03/15/06           137,500
      400   Western Resources, Inc., Senior Notes.............         6.250             08/15/03           402,000
                                                                                                        -----------
                                                                                                          1,070,125
                                                                                                        -----------
            Total Corporate Obligations
              (cost - $7,992,180).............................                                            7,904,199
                                                                                                        -----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 26.37%
            FANNIE MAE - 5.40%
      673   Fannie Mae........................................     5.250-6.500      01/15/03-02/01/29       668,130
                                                                                                        -----------
            FREDDIE MAC - 2.05%
      250   Freddie Mac.......................................         6.500             11/15/10           252,954
                                                                                                        -----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 18.92%
    2,336   Government National Mortgage Association..........     6.000-7.000      12/06/05-06/15/28     2,340,939
                                                                                                        -----------
            Total U.S. Government Agency Obligations
              (cost - $3,271,835).............................                                            3,262,023
                                                                                                        -----------
            U.S. GOVERNMENT OBLIGATIONS - 6.64%
            U.S. TREASURY BONDS - 2.33%
      300   U.S. Treasury Bonds...............................         5.500             08/15/28           287,354
                                                                                                        -----------
            U.S. TREASURY NOTES - 4.31%
      500   U.S. Treasury Notes...............................         6.500             10/15/06           533,041
                                                                                                        -----------
            Total U.S. Government Obligations
              (cost - $838,011)...............................                                              820,395
                                                                                                        -----------
            Total Long-Term Debt Investments
              (cost - $12,102,026)............................                                           11,986,617
                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

-------------------------------------------------------------------------------------------------------------------
  SHARES                                                                                                   VALUE

-------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 0.79%

            INVESTMENT COMPANIES - 0.79%
       21   Federated Automated Government Money Trust **.....                                          $        21
   98,079   Federated Investors, Trust for Short-Term U.S.
              Government Securities**.........................                                               98,079
                                                                                                        -----------
            Total Short-Term Investments
              (cost - $98,100)................................                                               98,100
                                                                                                        -----------
            Total Investments -- 97.70%
              (cost - $12,200,126)............................                                           12,084,717
            Other assets in excess of liabilities -- 2.30%....                                              284,609
                                                                                                        -----------
            Net Assets -- 100.00%.............................                                          $12,369,326
                                                                                                        -----------
                                                                                                        -----------

---------

*        SEC Rule 144A security. Such securities are traded only
         among qualified institutional buyers.
**       Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 90.41%
            UNITED STATES - 83.29%
            AEROSPACE - DEFENSE - 1.68%
$      500  BE Aerospace, Inc., Senior Subordinated Notes.....     9.500%    11/01/08  $    535,000
       750  Compass Aerospace Corp., Senior Subordinated
              Notes*..........................................    10.125     04/15/05       730,312
       500  Telecommunications Techniques Co., LLC, Senior
              Subordinated Notes, Company Guaranteed..........     9.750     05/15/08       498,750
                                                                                       ------------
                                                                                          1,764,062
                                                                                       ------------
            AIRLINES - 0.95%
     1,000  Amtran, Inc., Senior Notes, Company Guaranteed....     9.625     12/15/05     1,000,000
                                                                                       ------------
            ALTERNATIVE VIDEO PROVIDERS - 1.08%
       250  21st Century Telecom Group, Inc., Senior Discount
              Notes (2).......................................    12.250     02/15/08        93,125
     1,000  EchoStar DBS Corporation, Senior Notes*...........     9.375     02/01/09     1,040,000
                                                                                       ------------
                                                                                          1,133,125
                                                                                       ------------
            AUTOMOBILE MANUFACTURING RELATED - 2.12%
       750  Motors and Gears, Inc., Senior Notes, Series D....    10.750     11/15/06       771,562
       500  Prestolite Electric Incorporated, Senior Notes,
              Company Guaranteed..............................     9.625     02/01/08       492,500
     1,000  Stanadyne Automotive Corp., Senior Subordinated
              Notes, Series B, Company Guaranteed.............    10.250     12/15/07       955,000
                                                                                       ------------
                                                                                          2,219,062
                                                                                       ------------
            BUILDING MATERIALS - 0.95%
     1,000  Formica Corporation, Senior Subordinated Notes*...    10.875     03/01/09       997,500
                                                                                       ------------
            BUSINESS SERVICES - 0.49%
       500  Mail-Well Corp., Senior Subordinated Notes*.......     8.750     12/15/08       517,500
                                                                                       ------------
            CELLULAR COMMUNICATIONS - 0.68%
     1,000  Crown Castle International Corp., Senior Discount
              Notes (2).......................................    10.625     11/15/07       707,500
                                                                                       ------------
            CHEMICALS - 0.49%
       500  Great Lakes Carbon Corporation, Senior
              Subordinated Notes, Series B, Company Guaranteed
              (3).............................................    10.250     05/15/08       518,125
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            COMPETITIVE LOCAL EXCHANGE COMPANIES - 6.25%
$      500  e.spire Communications, Inc., Senior Discount
              Notes (2).......................................    12.750%    04/01/06  $    325,000
       500  e.spire Communications, Inc., Senior Discount
              Notes (2).......................................    10.625     07/01/08       241,250
       500  GST USA, Inc., Senior Discount Exchange Notes,
              Company Guaranteed (2)..........................    13.875     12/15/05       367,500
     1,000  Hyperion Telecommunications, Inc., Senior
              Subordinated Notes*.............................    12.000     11/01/07     1,045,000
     1,000  Intermedia Communications Inc., Senior Notes*.....     9.500     03/01/09     1,052,500
     1,750  KMC Telecom Holdings, Inc., Senior Discount Notes
              (2).............................................    12.250     02/15/08       953,750
       500  Logix Communications Enterprises, Inc., Senior
              Notes...........................................    12.250     06/15/08       461,250
     1,000  McLeodUSA Incorporated, Senior Notes*.............     8.125     02/15/09     1,000,000
       750  Time Warner Telecom LLC and Time Warner Telecom
              Inc., Senior Notes..............................     9.750     07/15/08       802,500
       500  WinStar Communications, Inc., Senior Subordinated
              Cash-Pay Exchange Notes.........................    11.000     03/15/08       302,403
                                                                                       ------------
                                                                                          6,551,153
                                                                                       ------------
            CONVENIENCE & DRUG RETAILERS - 1.00%
       500  Duane Reade Inc., Senior Subordinated Notes,
              Company Guaranteed..............................     9.250     02/15/08       520,000
       500  Phar-Mor, Inc., Senior Notes......................    11.720     09/11/02       522,500
                                                                                       ------------
                                                                                          1,042,500
                                                                                       ------------
            DATA & INTERNET SERVICES - 1.97%
     1,000  Covad Communications Group, Inc., Senior Notes*...    12.500     02/15/09     1,002,500
     1,000  PSINet Inc., Senior Notes, Series B...............    10.000     02/15/05     1,065,000
                                                                                       ------------
                                                                                          2,067,500
                                                                                       ------------
            ENHANCED SERVICE MOBILE RADIOS & PERSONAL
              COMMUNICATION SERVICES - 1.60%
     1,300  Nextel Communications, Inc., Senior Serial
              Redeemable Discount Notes (2)...................     9.950     02/15/08       919,750
     1,300  Triton PCS, Inc., Senior Subordinated Discount
              Notes, Company Guaranteed (2)...................    11.000     05/01/08       760,500
                                                                                       ------------
                                                                                          1,680,250
                                                                                       ------------
            EQUIPMENT RENTAL - 0.71%
       750  Anthony Crane Rental, L.P. and Anthony Crane
              Capital Corporation, Senior Notes, Series B,
              Company Guaranteed..............................    10.375     08/01/08       746,250
                                                                                       ------------
            EXPLORATION & PRODUCTION - 1.23%
       500  Abraxas Petroleum Corporation and Canadian Abraxas
              Petroleum Limited, Senior Notes, Series D,
              Company Guaranteed..............................    11.500     11/01/04       300,000
     1,000  Ocean Energy, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed....................     8.875     07/15/07       992,500
                                                                                       ------------
                                                                                          1,292,500
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            FABRICATED GLASS, PLASTICS & FIBERS - 1.40%
$    1,000  Globe Holdings, Inc., Senior Discount Notes,
              Series B (2)....................................    14.000%    08/01/09  $    350,000
       500  Graham Packaging Company and GPC Capital Corp. I,
              Senior Discount Notes, Series B (2).............    10.750     01/15/09       341,875
       750  Moll Industries, Inc., Senior Subordinated
              Notes...........................................    10.500     07/01/08       652,500
       500  SF Holdings Group, Inc., Senior Secured Discount
              Notes, Series B (2)(5)..........................    12.750     03/15/08       123,750
                                                                                       ------------
                                                                                          1,468,125
                                                                                       ------------
            FOOD, BEVERAGE & TOBACCO - 2.33%
       500  North Atlantic Trading Company, Inc., Senior
              Notes, Series B, Company Guaranteed.............    11.000     06/15/04       511,250
       500  Packaged Ice, Inc., Senior Notes, Series B,
              Company Guaranteed..............................     9.750     02/01/05       512,500
     1,050  Purina Mills, Inc., Senior Subordinated Notes.....     9.000     03/15/10       871,500
       750  Richmont Marketing Specialists, Senior
              Subordinated Notes*.............................    10.125     12/15/07       547,500
                                                                                       ------------
                                                                                          2,442,750
                                                                                       ------------
            FOREST - PAPER PRODUCTS - 2.12%
       500  Bear Island Paper Company, L.L.C. and Bear Island
              Finance Company II, Senior Secured Notes, Series
              B...............................................    10.000     12/01/07       499,375
       500  MAXXAM Group Holdings Inc., Senior Secured Notes,
              Series B, Company Guaranteed....................    12.000     08/01/03       536,250
       425  Packaging Corp. of America, Senior Subordinated
              Notes*..........................................     9.625     04/01/09       425,000
       750  Republic Group Incorporated, Senior Subordinated
              Notes...........................................     9.500     07/15/08       760,312
                                                                                       ------------
                                                                                          2,220,937
                                                                                       ------------
            GAMING - 4.54%
     1,000  Boyd Gaming Corporation, Senior Subordinated
              Notes...........................................     9.500     07/15/07     1,030,000
     1,000  Hollywood Park, Inc., Senior Subordinated
              Notes*..........................................     9.250     02/15/07     1,027,500
       750  Lady Luck Gaming Corp., 1st Mortgage..............    11.875     03/01/01       763,125
     1,000  Mohegan Tribal Gaming Authority, Senior
              Subordinated Notes*.............................     8.750     01/01/09     1,043,750
     1,000  Trump Atlantic City Associates and Trump Atlantic
              City Funding, Inc., 1st Mortgage Notes, Company
              Guaranteed......................................    11.250     05/01/06       895,000
                                                                                       ------------
                                                                                          4,759,375
                                                                                       ------------
            HEALTHCARE - 1.01%
     1,050  Team Health Inc., Senior Subordinated Notes*......    12.000     03/15/09     1,060,500
                                                                                       ------------
            HOME BUILDERS - 1.18%
       500  Del Webb Corporation, Senior Subordinated
              Debentures......................................     9.375     05/01/09       485,000
       750  Toll Corp., Senior Subordinated Notes, Company
              Guaranteed......................................     8.125     02/01/09       753,750
                                                                                       ------------
                                                                                          1,238,750
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            INDUSTRIAL PRODUCTS - 4.73%
$    1,000  Allied Waste North America, Inc., Senior Notes,
              Series B, Company Guaranteed....................     7.875%    01/01/09  $    977,500
       750  AMTROL Inc., Senior Subordinated Notes............    10.625     12/31/06       730,312
       750  Aqua-Chem, Inc., Senior Subordinated Notes........    11.250     07/01/08       660,000
       250  Grove Holdings LLC and Grove Holdings Capital,
              Inc., Senior Discount Debentures (2)............    11.625     05/01/09        91,250
       500  Grove Worldwide LLC and Grove Holdings Capital,
              Inc., Senior Subordinated Notes.................     9.250     05/01/08       416,250
       750  Roller Bearing Company of America, Inc., Senior
              Subordinated Notes, Series B, Company
              Guaranteed......................................     9.625     06/15/07       718,125
       500  Steel Heddle Mfg. Co., Senior Subordinated Notes,
              Series B, Company Guaranteed....................    10.625     06/01/08       350,000
       500  Thermadyne Holdings Corporation, Senior Discount
              Debentures (2)..................................    12.500     06/01/08       245,000
       250  Thermadyne Mfg. LLC and Thermadyne Capital Corp.,
              Senior Subordinated Notes, Company Guaranteed...     9.875     06/01/08       235,000
       500  Tokheim Corporation, Senior Subordinated Notes*...    11.375     08/01/08       531,250
                                                                                       ------------
                                                                                          4,954,687
                                                                                       ------------
            INTERNATIONAL CABLE - 0.65%
     1,000  NTL Incorporated, Senior Notes* (2)...............    12.375     10/01/08       685,000
                                                                                       ------------
            LONG DISTANCE TELEPHONE SERVICES - 3.94%
       750  FaciliCom International, Inc., Senior Notes,
              Series B........................................    10.500     01/15/08       581,250
     1,050  Global Crossing Holdings Ltd., Senior Notes,
              Company Guaranteed..............................     9.625     05/15/08     1,173,375
       500  Global TeleSystems Group, Inc., Senior Notes......     9.875     02/15/05       485,000
     1,050  Level 3 Communications, Inc., Senior Discount
              Notes* (2)......................................    10.500     12/01/08       661,500
       750  Primus Telecommunications Group, Incorporated,
              Senior Notes, Series B..........................     9.875     05/15/08       716,250
       500  Viatel, Inc., Senior Notes........................    11.250     04/15/08       517,500
                                                                                       ------------
                                                                                          4,134,875
                                                                                       ------------
            MOTION PICTURE EXHIBITION - 1.86%
     1,000  Loews Cineplex Entertainment Corporation, Senior
              Subordinated Notes..............................     8.875     08/01/08       998,750
       500  Regal Cinemas, Inc., Senior Subordinated Notes....     9.500     06/01/08       511,250
       500  United Artists Theatre Company, Senior
              Subordinated Notes, Series B....................     9.750     04/15/08       435,000
                                                                                       ------------
                                                                                          1,945,000
                                                                                       ------------
            NORTH AMERICAN CABLE SERVICES - 1.82%
       500  Adelphia Communications Corporation, Senior Notes,
              Series B........................................     9.875     03/01/07       552,500
       500  Charter Communications Holdings LLC and Charter
              Communications Holdings Capital Corp., Senior
              Discount Notes* (2).............................     9.920     04/01/11       323,125
     1,000  Charter Communications Holdings LLC and Charter
              Communications Holdings Capital Corp., Senior
              Notes*..........................................     8.625     04/01/09     1,028,750
                                                                                       ------------
                                                                                          1,904,375
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            OIL SERVICES - 2.30%
$    1,000  Parker Drilling Company, Senior Notes, Series D,
              Company Guaranteed..............................     9.750%    11/15/06  $    832,500
     1,000  R&B Falcon Corporation, Senior Notes*.............    12.250     03/15/06     1,050,000
       500  RBF Finance Co., Company Guaranteed*..............    11.000     03/15/06       528,750
                                                                                       ------------
                                                                                          2,411,250
                                                                                       ------------
            OTHER CONSUMER CYCLICALS - 1.85%
       750  Boyds Collection Ltd., Senior Subordinated
              Notes*..........................................     9.000     05/15/08       801,562
       500  Comforce Operating Inc., Senior Notes, Series B...    12.000     12/01/07       497,500
       750  Hedstrom Corporation and Hedstrom Holdings, Inc.,
              Senior Subordinated Notes, Company Guaranteed...    10.000     06/01/07       637,500
                                                                                       ------------
                                                                                          1,936,562
                                                                                       ------------
            OTHER CONSUMER NON-CYCLICALS - 5.51%
       750  AKI, Inc., Senior Notes...........................    10.500     07/01/08       714,375
       750  AP Holdings, Inc., Senior Discount Notes (2)......    11.250     03/15/08       420,938
       750  Bell Sports, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed....................    11.000     08/15/08       772,500
       500  Evenflo Company, Inc., Senior Notes*..............    11.750     08/15/06       510,000
       750  French Fragrances, Inc., Senior Notes, Series B...    10.375     05/15/07       757,500
       250  French Fragrances, Inc., Senior Notes, Series D,
              Company Guaranteed..............................    10.375     05/15/07       252,500
       750  Styling Technology Corporation, Senior
              Subordinated Notes, Company Guaranteed..........    10.875     07/01/08       730,313
     1,000  True Temper Sports Inc., Senior Subordinated
              Notes*..........................................    10.875     12/01/08       930,000
       750  Windmere-Durable Holdings, Inc., Senior
              Subordinated Notes..............................    10.000     07/31/08       683,438
                                                                                       ------------
                                                                                          5,771,564
                                                                                       ------------
            OTHER FINANCE - 2.79%
     1,000  Capital One Financial Corporation, Notes..........     7.125     08/01/08       968,750
       750  Delta Financial Corporation, Senior Notes, Company
              Guaranteed......................................     9.500     08/01/04       547,500
     1,000  Metris Companies Inc., Senior Notes, Company
              Guaranteed......................................    10.000     11/01/04     1,012,500
       500  Ocwen Asset Investment Corp., Senior Redeemable
              Notes...........................................    11.500     07/01/05       395,000
                                                                                       ------------
                                                                                          2,923,750
                                                                                       ------------
            OTHER MEDIA - 1.63%
       500  Production Resource Group, L.L.C. and PRG Finance
              Corporation, Senior Subordinated Notes..........    11.500     01/15/08       500,000
       750  Px Escrow Corp., Senior Discount Notes (2)........     9.625     02/01/06       444,375
       750  SFX Entertainment, Inc., Senior Subordinated
              Notes, Series B, Company Guaranteed.............     9.125     02/01/08       766,875
                                                                                       ------------
                                                                                          1,711,250
                                                                                       ------------
            OUTDOOR ADVERTISING - 0.77%
       750  Outdoor Systems, Inc., Senior Subordinated Notes,
              Company Guaranteed..............................     8.875     06/15/07       804,375
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            PAGING SERVICES - 0.27%
$      750  PageMart Wireless, Inc., Senior Subordinated
              Discount Exchange Notes* (2)....................    11.250%    02/01/08  $    285,000
                                                                                       ------------
            PUBLISHING - 1.82%
     1,000  Big Flower Press Holdings, Senior Subordinated
              Notes*..........................................     8.625     12/01/08     1,010,000
       500  Liberty Group Operating, Inc., Senior Subordinated
              Notes, Company Guaranteed.......................     9.375     02/01/08       506,250
       250  Liberty Group Publishing, Inc., Senior Discount
              Debentures (2)..................................    11.625     02/01/09       134,688
       250  Sullivan Graphics Inc., Senior Subordinated
              Notes...........................................    12.750     08/01/05       257,500
                                                                                       ------------
                                                                                          1,908,438
                                                                                       ------------
            RADIO BROADCASTING - 3.28%
       750  Chancellor Media Corp., Senior Notes*.............     8.000     11/01/08       783,750
     1,000  Citadel Broadcasting Company, Senior Subordinated
              Notes, Company Guaranteed.......................     9.250     11/15/08     1,072,500
       250  Cumulus Media Inc., Senior Subordinated Notes,
              Company Guaranteed..............................    10.375     07/01/08       270,000
     1,300  Emmis Communications Corp., Senior Subordinated
              Notes*..........................................     8.125     03/15/09     1,316,250
                                                                                       ------------
                                                                                          3,442,500
                                                                                       ------------
            RECREATIONAL SERVICES - 0.50%
       750  Premier Parks Inc., Senior Discount Notes (2).....    10.000     04/01/08       522,187
                                                                                       ------------
            RETAILERS - 4.14%
       500  Advance Holding Corporation, Senior Discount
              Debentures, Series B (2)........................    12.875     04/15/09       307,500
       500  Advance Store Company, Incorporated, Senior
              Subordinated Notes, Series B, Company
              Guaranteed......................................    10.250     04/15/08       510,000
       750  Big 5 Corp., Senior Notes, Series B...............    10.875     11/15/07       761,250
       750  CEX Holdings, Inc., Senior Subordinated Notes,
              Series B, Company Guaranteed....................     9.625     06/01/08       705,000
     1,000  Hollywood Entertainment Corporation, Senior
              Subordinated Notes, Series B....................    10.625     08/15/04     1,002,500
     1,000  Rent-A-Center, Inc., Senior Subordinated Notes,
              Company Guaranteed..............................    11.000     08/15/08     1,050,000
                                                                                       ------------
                                                                                          4,336,250
                                                                                       ------------
            SATELLITES - 0.24%
       500  AMSC Acquisition Company, Inc., Senior Notes,
              Series B, Company Guaranteed....................    12.250     04/01/08       250,000
                                                                                       ------------
            STEEL - METALS - MINING - 3.66%
       500  Anker Coal Group Inc., Senior Notes, Series B.....     9.750     10/01/07       265,000
       900  California Steel Industries, Senior Notes*........     8.500     04/01/09       913,500
       750  Metal Management Inc., Senior Subordinated Notes,
              Company Guaranteed..............................    10.000     05/15/08       487,500
       500  P&L Coal Holdings Corporation, Senior Subordinated
              Notes, Series B.................................     9.625     05/15/08       524,375
       750  Renco Steel Holdings, Inc., Senior Secured Notes,
              Series B........................................    10.875     02/01/05       677,813
     1,000  WHX Corporation, Senior Exchange Notes............    10.500     04/15/05       970,000
                                                                                       ------------
                                                                                          3,838,188
                                                                                       ------------
            SUPERMARKETS & DISTRIBUTORS - 0.97%
     1,000  Jitney-Jungle Stores of America, Inc., Senior
              Subordinated Notes, Company Guaranteed..........    10.375     09/15/07     1,020,000
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            TECHNOLOGY - 3.07%
$      750  American Banknote Corporation, Senior Subordinated
              Notes, Series B, Company Guaranteed.............    11.250%    12/01/07  $    435,000
       500  Anacomp, Inc., Senior Subordinated Notes, Series
              D...............................................    10.875     04/01/04       522,500
     1,050  Fairchild Semiconductor Corp., Senior Subordinated
              Notes*..........................................    10.375     10/01/07     1,065,750
       750  IPC Information Systems, Inc., Senior Discount
              Notes (2).......................................    10.875     05/01/08       472,500
       750  Viasystems, Inc., Senior Subordinated Notes.......     9.750     06/01/07       718,125
                                                                                       ------------
                                                                                          3,213,875
                                                                                       ------------
            TELEVISION BROADCASTING - 2.54%
       710  ACME Television, LLC and ACME Finance Corporation,
              Senior Discount Notes, Series B, Company
              Guaranteed (2)..................................    10.875     09/30/04       605,275
     1,000  Sinclair Broadcast Group, Inc., Senior
              Subordinated Notes, Company Guaranteed..........     8.750     12/15/07     1,020,000
     1,000  Young Broadcasting Inc., Senior Subordinated
              Notes, Series B, Company Guaranteed.............     8.750     06/15/07     1,032,500
                                                                                       ------------
                                                                                          2,657,775
                                                                                       ------------
            TEXTILES - APPAREL - 1.17%
       450  Consoltex Group Inc., Senior Subordinated Notes,
              Series B........................................    11.000     10/01/03       464,063
       750  Pillowtex Corporation, Senior Subordinated Notes,
              Series B, Company Guaranteed....................     9.000     12/15/07       759,375
                                                                                       ------------
                                                                                          1,223,438
                                                                                       ------------
            Total United States (cost - $91,420,681)..........                           87,307,803
                                                                                       ------------
            AUSTRALIA - 1.58%
            STEEL - METALS - MINING - 1.58%
     1,000  Great Central Mines Ltd., Senior Notes............     8.875     04/01/08       980,000
       750  Murrin Murrin Holdings PTY, Senior Yankee Notes
              (1).............................................     9.375     08/31/07       677,812
                                                                                       ------------
            Total Australia (cost - $1,726,369)...............                            1,657,812
                                                                                       ------------
            CANADA - 1.97%
            AEROSPACE - DEFENSE - 0.64%
       750  Derlan Manufacturing, Senior Yankee Notes.........    10.000     01/15/07       675,000
                                                                                       ------------
            FOREST - PAPER PRODUCTS - 0.40%
       500  Repap New Brunswick, Senior Yankee Notes..........    10.625     04/15/05       417,500
                                                                                       ------------
            STEEL - METALS - MINING - 0.93%
     1,000  Algoma Steel Inc., 1st Mortgage Yankee Notes......    12.375     07/15/05       975,000
                                                                                       ------------
            Total Canada (cost - $2,149,148)..................                            2,067,500
                                                                                       ------------
            ISRAEL - 0.54%
            LONG DISTANCE TELEPHONE SERVICES - 0.54%
     1,000  Barak I.T.C., Senior Discount Yankee Notes, Series
              B (2) (cost - $662,977).........................    12.500     11/15/07       561,250
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            SWEDEN - 0.55%
            FREIGHT - CONTAINERS - SHIPPING - 0.55%
$      750  Stena Line AB, Senior Yankee Notes (cost -
              $752,688).......................................    10.625%    06/01/08  $    578,437
                                                                                       ------------
            UNITED KINGDOM - 2.48%
            LONG DISTANCE TELEPHONE SERVICES - 0.75%
       750  Esprit Telecom Group plc, Senior Yankee Notes.....    10.875     06/15/08       791,250
                                                                                       ------------
            PUBLISHING - 0.74%
       750  Regional Independent Media Group plc, Senior
              Yankee Notes....................................    10.500     07/01/08       778,125
                                                                                       ------------
            RETAILERS - 0.99%
     1,000  HMV Media Group plc, Senior Subordinated Yankee
              Notes, Series B.................................    10.250     05/15/08     1,035,000
                                                                                       ------------
            Total United Kingdom (cost - $2,504,200)..........                            2,604,375
                                                                                       ------------
            Total Long-Term Debt Investments (cost -
              $99,216,063)....................................                           94,777,177
                                                                                       ------------


  SHARES
----------
            LONG-TERM EQUITY INVESTMENTS -- 3.12%
            PREFERRED STOCKS - UNITED STATES - 3.12%
            ALTERNATIVE VIDEO PROVIDERS - 0.12%
       287  21st Century Telecom Group, Inc., Senior
              Cumulative Exchangeable Preferred Stock (3).....    13.750        --          124,490
                                                                                       ------------
            CELLULAR COMMUNICATIONS - 0.25%
       280  Dobson Communications Corporation, Senior
              Exchangeable Preferred Stock (3)................    12.250        --          258,650
                                                                                       ------------
            COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.18%
       250  WinStar Communications, Inc., Senior Cumulative
              Exchangeable Preferred Stock,
              Series C........................................    14.250        --          188,026
                                                                                       ------------
            FOREST - PAPER PRODUCTS - 0.29%
       300  Packaging Corp. of America* (3)...................    12.375        --          300,000
                                                                                       ------------
            LONG DISTANCE TELEPHONE SERVICES - 0.04%
       260  Viatel, Inc., Series A (3)........................    10.000        --           41,600
                                                                                       ------------
            NORTH AMERICAN CABLE SERVICES - 0.27%
     2,500  Adelphia Communications Corporation, Cumulative
              Exchangeable Preferred Stock, Series B (3)......    13.000        --          281,964
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
                                                                 INTEREST    MATURITY
  SHARES                                                           RATE        DATE       VALUE

---------------------------------------------------------------------------------------------------
            LONG-TERM EQUITY INVESTMENTS (CONTINUED)
            RADIO BROADCASTING - 0.56%
       534  Cumulus Media Inc., Cumulative Exchangeable
              Redeemable Preferred Stock, Series A............    13.750%       --     $    584,217
                                                                                       ------------
            SUPERMARKETS & DISTRIBUTORS - 0.27%
       836  Nebco Evans Holding Company, Senior Redeemable
              Exchangeable Preferred Stock (3)................    11.250        --          284,621
                                                                                       ------------
            TELEVISION BROADCASTING - 0.50%
       750  Benedek Communications Corporation, Senior
              Exchangeable Preferred Stock (3)................    11.500        --          530,625
         0  Paxson Communications Corporation (3).............    12.500        --              227
                                                                                       ------------
                                                                                            530,852
                                                                                       ------------
            TEXTILES - APPAREL - 0.64%
     7,960  Cluett American Corp., Senior Exchangeable
              Preferred Stock, Series B.......................    12.500        --          672,298
                                                                                       ------------
            Total Long-Term Equity Investments (cost -
              $4,344,795).....................................                            3,266,718
                                                                                       ------------
            WARRANTS -- 0.01%
            UNITED STATES - 0.01%
            ALTERNATIVE VIDEO PROVIDERS - 0.00%
       250  21st Century Telecom Group, Inc.* (4).............     --        02/15/10           500
                                                                                       ------------
            COMPETITIVE LOCAL EXCHANGE COMPANIES - 0.01%
       750  KMC Telecom Holdings, Inc.* (4)...................     --        04/15/08         3,750
       250  MGC Communications Inc.* (4)......................     --        10/01/04           188
                                                                                       ------------
                                                                                              3,938
                                                                                       ------------
            FABRICATED GLASS, PLASTICS & FIBERS - 0.00%
     1,000  Globe Holdings, Inc.* (4).........................     --        08/01/09         1,000
                                                                                       ------------
            SATELLITES - 0.00%
       500  American Mobile Satellite Corporation* (4)........     --        04/01/08         1,645
                                                                                       ------------
            TECHNOLOGY - 0.00%
       750  American Banknote Corporation* (4)................     --        12/01/02             8
                                                                                       ------------
            Total Warrants (cost - $10,000)...................                                7,091
                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1999

---------------------------------------------------------------------------------------------------
  SHARES                                                                                  VALUE

---------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 1.89%
            INVESTMENT COMPANIES - 1.89%
       255  Federated Automated Government Money Trust **.....                         $        255
 1,986,773  Federated Investors, Trust for Short-Term U.S.
              Government Securities**.........................                            1,986,773
                                                                                       ------------
            Total Short-Term Investments (cost -
              $1,987,028).....................................                            1,987,028
                                                                                       ------------
            Total Investments -- 95.43%
              (cost - $105,557,886)...........................                          100,038,014
            Other assets in excess of liabilities -- 4.57%....                            4,788,258
                                                                                       ------------
            Net Assets -- 100.00%.............................                         $104,826,272
                                                                                       ------------
                                                                                       ------------

---------

* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
**       Money market fund.
(1)      Pro-rata sinking fund has been established.
(2) Coupon rate is zero until step-up date. Step-up rate is provided.
(3) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(4)      Non-income producing security.
(5) The Portfolio owns 1,000 Class C shares of common stock with no market value.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 MARCH 31, 1999

                                                    EMERGING MARKETS       INCOME       HIGH YIELD TOTAL
                                                     DEBT PORTFOLIO      PORTFOLIO      RETURN PORTFOLIO
                                                    ----------------   --------------   ----------------
ASSETS
  Investments, at value (cost - $34,137,742,
    $12,200,126 and $105,557,886, respectively)...    $ 31,531,836      $  12,084,717     $100,038,014
  Receivable for investments sold.................         525,028            282,839        5,866,102
  Interest and dividends receivable...............       1,222,118            141,002        2,376,155
  Receivable for Portfolio shares sold............          17,575             46,438          993,324
  Receivable from investment manager/adviser......         152,398             29,477           15,212
  Receivable for open forward foreign currency
    exchange contracts............................          20,093                 --               --
  Deferred organization expenses and other
    assets........................................          24,025             44,276           79,448
                                                    ----------------   --------------   ----------------
        Total assets..............................      33,493,073         12,628,749      109,368,255
                                                    ----------------   --------------   ----------------
LIABILITIES
  Payable for investments purchased...............          22,000            151,645        3,668,625
  Dividends payable...............................         102,035             14,114          312,512
  Payable for Portfolio shares repurchased........          60,135             17,965          285,231
  Distribution and service fee payable (Class A, B
    and C shares).................................          35,500             11,918          157,292
  Custodian fee payable...........................          19,732                726            3,232
  Administration fee payable......................              --              1,712           13,028
  Accrued expenses................................         103,346             61,343          102,063
                                                    ----------------   --------------   ----------------
        Total liabilities.........................         342,748            259,423        4,541,983
                                                    ----------------   --------------   ----------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
    shares of beneficial interest authorized).....           3,580              1,018            9,229
  Paid-in capital.................................      39,763,935         12,490,703      111,890,845
  Undistributed net investment income.............          78,308                 --           15,000
  Accumulated net realized loss from investments
    and foreign currency related transactions, if
    any...........................................      (4,109,691)            (6,986)      (1,568,930)
  Net unrealized depreciation on investments and
    foreign currency related transactions, if
    any...........................................      (2,585,807)          (115,409)      (5,519,872)
                                                    ----------------   --------------   ----------------
        Net assets................................    $ 33,150,325      $  12,369,326     $104,826,272
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS A
  Net assets......................................    $ 29,526,404      $   4,774,503     $ 55,367,316
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......       3,186,243            393,057        4,874,843
                                                    ----------------   --------------   ----------------
  Net asset value per share.......................           $9.27             $12.15           $11.36
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
  Maximum offering price per share (net asset
    value plus sales charge of 4.50%* of the
    offering price)...............................           $9.71             $12.72           $11.90
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS B
  Net assets......................................    $  1,458,986      $   1,121,450     $ 23,394,950
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......         158,688             92,317        2,059,107
                                                    ----------------   --------------   ----------------
  Net asset value and offering price per
    share**.......................................           $9.19             $12.15           $11.36
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS C
  Net assets......................................    $  2,164,935      $   2,067,054     $ 26,064,006
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......         235,244            170,161        2,295,340
                                                    ----------------   --------------   ----------------
  Net asset value and offering price per
    share**.......................................           $9.20             $12.15           $11.36
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS Y
  Net assets......................................              --      $   4,406,319               --
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......              --            362,731               --
                                                    ----------------   --------------   ----------------
  Net asset value, offering and redemption price
    per share.....................................              --             $12.15               --
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------

----------

* On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 1999

                                                    EMERGING MARKETS       INCOME       HIGH YIELD TOTAL
                                                     DEBT PORTFOLIO      PORTFOLIO      RETURN PORTFOLIO
                                                    ----------------   --------------   ----------------
INVESTMENT INCOME
  Interest........................................    $  4,499,978      $     753,344     $  7,131,016
  Dividends.......................................              --                 --          480,183
                                                    ----------------   --------------   ----------------
                                                         4,499,978            753,344        7,611,199
                                                    ----------------   --------------   ----------------
EXPENSES
  Investment management/advisory fees.............         423,832             50,882          441,823
  Legal and auditing fees.........................         239,174             46,497           59,550
  Accounting fees.................................          92,305            103,612          105,728
  Distribution and service fees - Class A.........         113,931             15,836          138,476
  Distribution and service fees - Class B.........          12,295              4,599          148,999
  Distribution and service fees - Class C.........          33,433             17,360          183,211
  Transfer agent fees and expenses................          66,759            103,461           86,700
  Federal and state registration fees.............          72,004             41,504          101,514
  Administration fees.............................              --             16,960          110,456
  Reports and notices to shareholders.............          31,208              3,834           49,331
  Custodian fees and expenses.....................          36,801              9,501           26,985
  Amortization of organization expenses...........           4,887             12,961           12,515
  Trustees' fees and expenses.....................          15,700              3,809            4,475
  Insurance expenses..............................           6,319              6,798            6,298
  Other...........................................           3,100              1,066           10,704
                                                    ----------------   --------------   ----------------
      Total expenses before waivers and related
        reimbursements............................       1,151,748            438,680        1,486,765
      Less: waivers and related reimbursements....        (472,343)          (349,943)        (538,078)
                                                    ----------------   --------------   ----------------
      Total expenses after waivers and related
        reimbursements............................         679,405             88,737          948,687
                                                    ----------------   --------------   ----------------
  Net investment income...........................       3,820,573            664,607        6,662,512
                                                    ----------------   --------------   ----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments...................................      (4,070,025)            13,596       (1,568,005)
    Foreign currency related transactions.........           5,674                 --               --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments...................................      (5,260,760)           (96,146)      (6,079,729)
    Foreign currency related transactions.........        (103,039)                --               --
                                                    ----------------   --------------   ----------------
  Net realized and unrealized loss on
    investments...................................      (9,428,150)           (82,550)      (7,647,734)
                                                    ----------------   --------------   ----------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................    $ (5,607,577)     $     582,057     $   (985,222)
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                          EMERGING MARKETS                   INCOME
                                           DEBT PORTFOLIO                   PORTFOLIO                     HIGH YIELD
                                     ---------------------------   ---------------------------      TOTAL RETURN PORTFOLIO
                                                                                                 -----------------------------
                                               FOR THE                       FOR THE               FOR THE      FOR THE PERIOD
                                            FISCAL YEARS                  FISCAL YEARS           FISCAL YEAR      JANUARY 2,
                                           ENDED MARCH 31,               ENDED MARCH 31,            ENDED           1998*
                                     ---------------------------   ---------------------------    MARCH 31,        THROUGH
                                         1999           1998           1999           1998           1999       MARCH 31, 1998
                                     ------------   ------------   ------------   ------------   ------------   --------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income............  $  3,820,573   $  2,901,116   $    664,607   $  1,288,539   $ 6,662,512    $   380,947
  Net realized gain/(loss) from
    investments and foreign
    currency related transactions,
    if any.........................    (4,064,351)     3,624,769         13,596        268,245    (1,568,005)       382,337
  Net change in unrealized
    appreciation/ (depreciation) on
    investments and foreign
    currency related transactions,
    if any.........................    (5,363,799)       140,932        (96,146)       281,692    (6,079,729)       559,857
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Net increase/(decrease) in net
    assets resulting from
    operations.....................    (5,607,577)     6,666,817        582,057      1,838,476      (985,222)     1,323,141
                                     ------------   ------------   ------------   ------------   ------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A shares.................    (3,336,429)    (2,590,726)      (266,618)      (194,516)   (3,726,455)      (213,477)
    Class B shares.................      (137,132)        (9,337)       (24,193)          (111)   (1,313,414)       (58,135)
    Class C shares.................      (321,807)      (281,260)       (91,424)       (70,620)   (1,607,643)      (109,335)
    Class Y shares.................            --             --       (282,372)    (1,023,292)           --             --
                                     ------------   ------------   ------------   ------------   ------------   --------------
                                       (3,795,368)    (2,881,323)      (664,607)    (1,288,539)   (6,647,512)      (380,947)
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Net realized capital gains
    Class A shares.................      (555,419)      (833,408)       (80,365)        (4,235)     (192,941)            --
    Class B shares.................       (27,661)            --        (13,288)            --       (86,843)            --
    Class C shares.................       (57,010)       (96,366)       (29,333)        (2,042)     (103,478)            --
    Class Y shares.................            --             --        (69,012)       (25,301)           --             --
                                     ------------   ------------   ------------   ------------   ------------   --------------
                                         (640,090)      (929,774)      (191,998)       (31,578)     (383,262)            --
                                     ------------   ------------   ------------   ------------   ------------   --------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of
    shares.........................    16,138,678     10,697,786     11,220,359      6,734,676   100,285,539     35,248,122
  Cost of shares repurchased.......   (14,152,454)   (13,467,125)    (7,794,237)   (17,586,264)  (26,732,714)      (754,186)
  Shares issued in reinvestment of
    dividends......................     2,875,768      2,477,379        531,644      1,148,623     3,677,043        176,234
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Net increase/(decrease) in net
    assets derived from shares of
    beneficial interest
    transactions...................     4,861,992       (291,960)     3,957,766     (9,702,965)   77,229,868     34,670,170
                                     ------------   ------------   ------------   ------------   ------------   --------------
  Total increase/(decrease) in net
    assets.........................    (5,181,043)     2,563,760      3,683,218     (9,184,606)   69,213,872     35,612,364
NET ASSETS
  Beginning of period..............    38,331,368     35,767,608      8,686,108     17,870,714    35,612,400             36
                                     ------------   ------------   ------------   ------------   ------------   --------------
  End of period**..................  $ 33,150,325   $ 38,331,368   $ 12,369,326   $  8,686,108   $104,826,272   $35,612,400
                                     ------------   ------------   ------------   ------------   ------------   --------------
                                     ------------   ------------   ------------   ------------   ------------   --------------

---------

*        Commencement of investment operations.
** Emerging Markets Debt Portfolio, includes undistributed net investment income of $78,308 and $37,723, respectively. High Yield Total Return Portfolio, includes undistributed net investment income of $15,000 for the fiscal year ended March 31, 1999.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                     NET                                  NET
                                    ASSET                            REALIZED AND       DIVIDENDS    DISTRIBUTIONS
                                   VALUE,                NET          UNREALIZED        FROM NET        FROM NET
                                  BEGINNING          INVESTMENT     GAIN/(LOSS) ON     INVESTMENT       REALIZED
                                  OF PERIOD          INCOME *(1)   INVESTMENTS *(2)      INCOME      CAPITAL GAINS
                           -----------------------   -----------   -----------------   -----------   --------------
EMERGING MARKETS DEBT
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................           $12.00              $1.05            $(2.60)          $(1.01)        $(0.17)
  For the fiscal year
    ended March 31,
    1998.................            11.14               0.91              1.17            (0.92)         (0.30)
  For the fiscal year
    ended March 31,
    1997.................             9.02               0.85              2.10            (0.83)            --
  For the fiscal year
    ended March 31,
    1996.................             6.90               0.91              2.13            (0.92)            --
  For the fiscal year
    ended March 31,
    1995.................             8.98               0.79             (1.85)           (0.77)         (0.25)
  For the period May 3,
    1993** through March
    31, 1994.............             9.55               0.66             (0.55)           (0.65)         (0.03)
CLASS B
  For the fiscal year
    ended March 31,
    1999.................            11.95               0.98             (2.60)           (0.97)         (0.17)
  For the period January
    12, 1998*** through
    March 31, 1998.......            11.33               0.21              0.61            (0.20)            --
CLASS C
  For the fiscal year
    ended March 31,
    1999.................            11.95               0.98             (2.59)           (0.97)         (0.17)
  For the fiscal year
    ended March 31,
    1998.................            11.14               0.97              1.04            (0.90)         (0.30)
  For the fiscal year
    ended March 31,
    1997.................             9.04               0.84              2.07            (0.81)            --
  For the period July 26,
    1995*** through March
    31, 1996.............             7.81               0.59              1.32            (0.68)            --
INCOME PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................            12.37               0.74             (0.03)           (0.74)         (0.19)
  For the fiscal year
    ended March 31,
    1998.................            12.03               0.76              0.36            (0.76)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................            12.26               0.73             (0.20)           (0.73)         (0.03)
  For the period April 5,
    1995** through March
    31, 1996.............            12.00               0.71              0.30            (0.71)         (0.04)
CLASS B
  For the fiscal year
    ended March 31,
    1999.................            12.37               0.65             (0.03)           (0.65)         (0.19)
  For the period February
    2, 1998*** through
    March 31, 1998.......            12.47               0.10             (0.10)           (0.10)            --
CLASS C
  For the fiscal year
    ended March 31,
    1999.................            12.37               0.65             (0.03)           (0.65)         (0.19)
  For the fiscal year
    ended March 31,
    1998.................            12.03               0.70              0.36            (0.70)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................            12.26               0.68             (0.20)           (0.68)         (0.03)
  For the period April 5,
    1995** through March
    31, 1996.............            12.00               0.67              0.30            (0.67)         (0.04)
CLASS Y
  For the fiscal year
    ended March 31,
    1999.................            12.37               0.78             (0.03)           (0.78)         (0.19)
  For the fiscal year
    ended March 31,
    1998.................            12.03               0.80              0.36            (0.80)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................            12.26               0.77             (0.20)           (0.77)         (0.03)
  For the period
    September 8, 1995***
    through March 31,
    1996.................            12.35               0.41             (0.05)           (0.41)         (0.04)
HIGH YIELD TOTAL RETURN
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................            12.73               1.11             (1.32)           (1.11)         (0.05)
  For the period January
    2, 1998** through
    March 31, 1998.......            12.00               0.26              0.73            (0.26)            --
CLASS B
  For the fiscal year
    ended March 31,
    1999.................            12.73               1.04             (1.32)           (1.04)         (0.05)
  For the period January
    2, 1998** through
    March 31, 1998.......            12.00               0.24              0.73            (0.24)            --
CLASS C
  For the fiscal year
    ended March 31,
    1999.................            12.73               1.04             (1.32)           (1.04)         (0.05)
  For the period January
    2, 1998** through
    March 31, 1998.......            12.00               0.24              0.73            (0.24)            --

----------

  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **  Commencement of investment operations.
***  Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For Emerging Markets Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

The accompanying notes are an integral part of the financial statements.

                              NET
                             ASSET                        NET ASSETS,                                   RATIO OF
                             VALUE,         TOTAL        END OF PERIOD          RATIO OF             NET INVESTMENT
                             END OF       INVESTMENT         (000'S            EXPENSES TO              INCOME TO
                             PERIOD       RETURN(3)         OMITTED)      AVERAGE NET ASSETS(1)   AVERAGE NET ASSETS(1)
                           ----------   --------------   --------------   ---------------------   ---------------------
EMERGING MARKETS DEBT
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................  $     9.27       (12.40)%         $29,526                 1.75%                    10.38%
  For the fiscal year
    ended March 31,
    1998.................       12.00        19.31            33,448                 1.75                      7.70
  For the fiscal year
    ended March 31,
    1997.................       11.14        33.48            33,185                 2.00                      7.95
  For the fiscal year
    ended March 31,
    1996.................        9.02        46.13            28,860                 2.00                     10.64
  For the fiscal year
    ended March 31,
    1995.................        6.90       (13.07)           28,049                 2.00                      8.86
  For the period May 3,
    1993** through March
    31, 1994.............        8.98         0.36            45,691                 2.00(5)                   7.24(5)
CLASS B
  For the fiscal year
    ended March 31,
    1999.................        9.19       (13.08)            1,459                 2.40                      9.73
  For the period January
    12, 1998*** through
    March 31, 1998.......       11.95         7.29(4)            566                 2.40(5)                   7.13(4)(5)
CLASS C
  For the fiscal year
    ended March 31,
    1999.................        9.20       (12.99)            2,165                 2.40                      9.73
  For the fiscal year
    ended March 31,
    1998.................       11.95        18.66             4,317                 2.40                      7.31
  For the fiscal year
    ended March 31,
    1997.................       11.14        32.97             2,583                 2.40                      7.59
  For the period July 26,
    1995*** through March
    31, 1996.............        9.04        25.45(4)            202                 2.40(5)                   8.72(4)(5)
INCOME PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................       12.15         5.77             4,775                 0.80                      5.83
  For the fiscal year
    ended March 31,
    1998.................       12.37         9.43             2,926                 0.80                      6.13
  For the fiscal year
    ended March 31,
    1997.................       12.03         4.40             3,367                 0.80                      5.99
  For the period April 5,
    1995** through March
    31, 1996.............       12.26         8.54             4,467                 0.80(5)                   5.76(5)
CLASS B
  For the fiscal year
    ended March 31,
    1999.................       12.15         5.09             1,121                 1.45                      5.16
  For the period February
    2, 1998*** through
    March 31, 1998.......       12.37        (0.04)(4)            18                 1.45(5)                   5.22(4)(5)
CLASS C
  For the fiscal year
    ended March 31,
    1999.................       12.15         5.08             2,067                 1.45                      5.28
  For the fiscal year
    ended March 31,
    1998.................       12.37         8.92             1,403                 1.28                      5.60
  For the fiscal year
    ended March 31,
    1997.................       12.03         3.99             1,018                 1.20                      5.57
  For the period April 5,
    1995** through March
    31, 1996.............       12.26         8.13             1,775                 1.25(5)                   5.38(5)
CLASS Y
  For the fiscal year
    ended March 31,
    1999.................       12.15         6.13             4,406                 0.45                      6.27
  For the fiscal year
    ended March 31,
    1998.................       12.37         9.81             4,339                 0.45                      6.39
  For the fiscal year
    ended March 31,
    1997.................       12.03         4.77            13,486                 0.45                      6.34
  For the period
    September 8, 1995***
    through March 31,
    1996.................       12.26         2.92(4)         12,199                 0.45(5)                   5.93(4)(5)
HIGH YIELD TOTAL RETURN
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................       11.36        (1.57)           55,367                 1.00                      9.37
  For the period January
    2, 1998** through
    March 31, 1998.......       12.73         8.30            18,301                 1.00(5)                   9.14(5)
CLASS B
  For the fiscal year
    ended March 31,
    1999.................       11.36        (2.21)           23,395                 1.65                      8.76
  For the period January
    2, 1998** through
    March 31, 1998.......       12.73         8.13             6,013                 1.65(5)                   8.46(5)
CLASS C
  For the fiscal year
    ended March 31,
    1999.................       11.36        (2.21)           26,064                 1.65                      8.73
  For the period January
    2, 1998** through
    March 31, 1998.......       12.73         8.13            11,298                 1.65(5)                   8.46(5)

                            INCREASE/(DECREASE)
                                REFLECTED IN
                             EXPENSE RATIOS AND
                           NET INVESTMENT INCOME    PORTFOLIO
                             DUE TO WAIVERS AND     TURNOVER
                           RELATED REIMBURSEMENTS     RATE
                           ----------------------   ---------
EMERGING MARKETS DEBT
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................               1.28%          82.47%
  For the fiscal year
    ended March 31,
    1998.................               1.01          128.91
  For the fiscal year
    ended March 31,
    1997.................               0.80          223.41
  For the fiscal year
    ended March 31,
    1996.................               1.18          266.46
  For the fiscal year
    ended March 31,
    1995.................               0.53           35.01
  For the period May 3,
    1993** through March
    31, 1994.............               0.33(5)       100.85
CLASS B
  For the fiscal year
    ended March 31,
    1999.................               1.43           82.47
  For the period January
    12, 1998*** through
    March 31, 1998.......               2.25(4)(5)    128.91
CLASS C
  For the fiscal year
    ended March 31,
    1999.................               1.16           82.47
  For the fiscal year
    ended March 31,
    1998.................               1.05          128.91
  For the fiscal year
    ended March 31,
    1997.................               0.64          223.41
  For the period July 26,
    1995*** through March
    31, 1996.............               3.42(4)(5)    266.46
INCOME PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................               2.98          107.21
  For the fiscal year
    ended March 31,
    1998.................               1.86          244.78
  For the fiscal year
    ended March 31,
    1997.................               1.73          262.95
  For the period April 5,
    1995** through March
    31, 1996.............               2.87(5)       107.35
CLASS B
  For the fiscal year
    ended March 31,
    1999.................               2.81          107.21
  For the period February
    2, 1998*** through
    March 31, 1998.......               0.48(4)(5)    244.78
CLASS C
  For the fiscal year
    ended March 31,
    1999.................               3.18          107.21
  For the fiscal year
    ended March 31,
    1998.................               1.80          244.78
  For the fiscal year
    ended March 31,
    1997.................               1.74          262.95
  For the period April 5,
    1995** through March
    31, 1996.............               2.95(5)       107.35
CLASS Y
  For the fiscal year
    ended March 31,
    1999.................               3.23          107.21
  For the fiscal year
    ended March 31,
    1998.................               1.78          244.78
  For the fiscal year
    ended March 31,
    1997.................               1.73          262.95
  For the period
    September 8, 1995***
    through March 31,
    1996.................               2.89(4)(5)    107.35
HIGH YIELD TOTAL RETURN
 PORTFOLIO
CLASS A
  For the fiscal year
    ended March 31,
    1999.................               0.74          101.75
  For the period January
    2, 1998** through
    March 31, 1998.......               1.67(5)       139.61
CLASS B
  For the fiscal year
    ended March 31,
    1999.................               0.73          101.75
  For the period January
    2, 1998** through
    March 31, 1998.......               1.68(5)       139.61
CLASS C
  For the fiscal year
    ended March 31,
    1999.................               0.73          101.75
  For the period January
    2, 1998** through
    March 31, 1998.......               1.67(5)       139.61

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Bear Stearns Investment Trust (the "Trust") and The Bear Stearns Funds (the "Fund") were organized as Massachusetts business trusts on October 15, 1992 and September 29, 1994, respectively, and are registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as open-end management investment companies. The Trust currently has one fund in operation, the Emerging Markets Debt Portfolio ("Debt Portfolio"), a non-diversified portfolio. As of the date hereof, the Debt Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares. The Fund currently consists of ten separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and three non-diversified portfolios, The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Income Portfolio and High Yield Portfolio offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the Debt Portfolio and High Yield Portfolio have yet to commence their initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

Effective October 16, 1998, the Total Return Bond Portfolio changed its name to the Income Portfolio and also adopted a new investment objective: to seek high current income consistent with preservation of capital. Prior to that date its stated objective was to maximize total return consistent with preservation of capital.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations on May 3, 1993, April 5, 1995 and January 2, 1998, the Debt Portfolio, Income Portfolio and High Yield Portfolio (each a "Portfolio" and collectively, the "Portfolios"), respectively, did not have any transactions other than those relating to organizational matters and the sale of shares of beneficial interest of the Income Portfolio and High Yield Portfolio to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

PORTFOLIOS                                  CLASS A        CLASS B        CLASS C
----------------------------------------  ------------   ------------   ------------
Income Portfolio........................         1,041           --            1,041
High Yield Portfolio....................             1            1                1

Costs of $76,571 and $56,234 which were incurred by the Income Portfolio and High Yield Portfolio, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. In the event that Bear Stearns or any transferee thereof redeems any of its original shares prior to the end of the sixty-month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty-month period, Bear Stearns or any transferee thereof shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The assets of the Debt Portfolio are generally not listed on security exchanges or traded on other regulated markets, therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

For the Income Portfolio and High Yield Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

In the absence of current broker bids or if such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by the Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees, such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Expenses and fees, including the respective investment management and advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Debt Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Debt Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Debt Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolios are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. The Portfolios may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the

U.S. dollar. When a Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of a Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by each Portfolio.

The Portfolios had no open forward foreign currency exchange contracts at March 31, 1999, except the Debt Portfolio which were as follows:

                                                                     DELIVERY VALUE      SETTLEMENT
CURRENCY                                                            (LOCAL CURRENCY)        DATE             COST
----------------------------------------------------------------  --------------------  -------------  ----------------
SALE:
European Euro...................................................              110,515       05/26/99   $        121,080
Japanese Yen....................................................          175,612,500       04/19/99          1,500,000

                                                                                     UNREALIZED
CURRENCY                                                               VALUE            GAIN
----------------------------------------------------------------  ----------------  -------------
SALE:
European Euro...................................................  $        119,311   $     1,769
Japanese Yen....................................................         1,482,952        17,048
                                                                                    -------------
                                                                                     $    18,817
                                                                                    -------------
                                                                                    -------------

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 1999, the Debt Portfolio and High Yield Portfolio had capital loss carryforwards of $780,615 and $175,885, respectively, available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2007. To the extent that the capital loss carryforward are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

For U.S. federal income tax purposes, net realized capital losses incurred after October 31, 1998, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Debt Portfolio, Income Portfolio and High Yield Portfolio incurred and elected to defer net realized capital losses of $2,952,624, $8,565 and $1,393,045, respectively.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

DIVIDENDS AND DISTRIBUTIONS -- The Income Portfolio and High Yield Portfolio declare dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Income Portfolio and High Yield Portfolio are paid usually on or about the twentieth day of each month.

Prior to January 4, 1999, the Debt Portfolio declared and paid as quarterly dividends to shareholders, substantially all of its net investment income. On November 5, 1998, the Board of Trustees of the Trust approved a change in the dividend policy of the Debt Portfolio to conform its policy to that of the dividend policies followed by the Income Portfolio and High Yield Portfolio. Such policy change was effective January 4, 1999.

Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 1999, the Income Portfolio reclassified $2,008 within the composition of net assets from accumulated net realized losses to paid-in capital. In addition, the Debt Portfolio reclassified $15,380 of net realized foreign currency gains within the composition of net assets from accumulated net realized losses to undistributed net investment income.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 1999, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser") served as the Debt Portfolio's investment manager pursuant to the Investment Management Agreement. For its investment management and administrative services, BSAM receives from the Debt Portfolio a monthly fee at an annual rate equal to 1.15% of average daily net assets up to $50 million, 1.00% of average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of average daily net assets above $100 million.

For the fiscal year ended March 31, 1999, BSAM served as the Income Portfolio's and High Yield Portfolio's investment adviser pursuant to an Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, BSAM is entitled to receive from the Income Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets.

For the fiscal year ended March 31, 1999, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Income Portfolio and High Yield Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from the Income Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of the net assets above $600 million, subject to a minimum annual fee of $150,000 for each Portfolio. During the fiscal year ended March 31, 1999, PFPC Inc. has voluntarily waived a portion of its fee.

For the fiscal year ended March 31, 1999, BSAM has voluntarily undertaken to limit the total operating expenses to a maximum annual level of 1.75%, 0.80% and 1.00% of the average daily net assets of Class A shares, 2.40%, 1.45% and 1.65% of the average daily net assets of both Class B and C shares of the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively. For the fiscal year ended March 31, 1999, BSAM has voluntarily undertaken to limit the total operating expenses to a maximum annual level of 0.45% of the average daily net assets of Class Y shares of the Income Portfolio. As necessary, this limitation is effected by waivers by BSAM of its investment management/advisory fees and reimbursements of expenses exceeding the investment management/advisory fees. For the fiscal year ended March 31, 1999, BSAM waived advisory fees of $335,209, $50,882 and $416,687 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively. In addition, BSAM reimbursed $137,134, $299,061 and $121,391 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively, in order to maintain the voluntary expense limitation. The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM and BSFM, serves as custodian to the Income Portfolio and High Yield Portfolio.

For the fiscal year ended March 31, 1999, the High Yield Portfolio paid $900 in brokerage commissions to Bear Stearns, an affiliate of BSAM and BSFM.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Trust and the Fund, on behalf of the Portfolios, have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, the Portfolios paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Trust and the Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby the Portfolios paid fees of up to 0.25% of its Class A, B and C shares.

Prior to February 10, 1999, Class A shares of the Debt Portfolio and Income Portfolio paid its shareholder servicing fees through its distribution plan.

Fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the fiscal year ended March 31, 1999, Bear Stearns earned $66,847, $20,991 and $288,723 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively, in distribution fees. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $92,812, $16,804 and $181,963 for the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively, in shareholder servicing fees. Bear Stearns pays broker/ dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. Effective December 24, 1997, the Distributor has increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 1999, Bear Stearns has advised each Portfolio that it received approximately $46,300, $35,200 and $525,500 in front-end sales charges resulting from sales of Class A shares of the Debt Portfolio, Income Portfolio and High Yield Portfolio, respectively. From these fees, Bear Stearns paid sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Debt Portfolio, Income Portfolio and High Yield Portfolio that during the fiscal year ended March 31, 1999, it received approximately $9,000 from the High Yield Portfolio in contingent deferred sales charges ("CDSC") upon certain redemptions by Class A shareholders, approximately $13,000, $600 and $58,800 from each Portfolio, respectively, in CDSC upon certain redemptions by Class B shareholders and approximately $2,200, $2,000 and $33,700 from each Portfolio, respectively, in CDSC upon certain redemptions by Class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1999, were $34,514,194, $12,200,126 and $105,557,886 for the Debt Portfolio,
Income Portfolio and High Yield Portfolio, respectively. Accordingly, the net unrealized depreciation on investments for each Portfolio were as follows:

PORTFOLIO                       APPRECIATION   DEPRECIATION    NET DEPRECIATION
------------------------------  ------------   ------------   ------------------
Debt Portfolio................   $   813,425    $(3,795,783)     $(2,982,358)
Income Portfolio..............       118,943       (234,352)        (115,409)
High Yield Portfolio..........     1,594,343     (7,114,215)      (5,519,872)

For the fiscal year ended March 31, 1999, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES      SALES
------------------------------  -----------  -----------
Debt Portfolio................  $33,549,045  $27,873,681
Income Portfolio..............   15,660,555   11,329,961
High Yield Portfolio..........  134,123,389   68,190,103

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 1999, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned 1,135 of Class A shares and 1,126 of Class C shares of the Income Portfolio and 2 each of Class A, B and C shares of the High Yield Portfolio. The Income Portfolio's shares owned by Bear Stearns include 94 Class A shares and 85 Class C shares which were acquired through dividend reinvestment. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                                          DEBT PORTFOLIO
                                                              --------------------------------------
                                                                SALES     REPURCHASES  REINVESTMENTS
                                                              ----------  -----------  -------------
FOR THE FISCAL YEARS ENDED:
CLASS A
MARCH 31, 1999
Shares......................................................   1,353,990    1,217,322      262,381
Value.......................................................  $13,884,104 $11,562,827   $2,415,066
MARCH 31, 1998
Shares......................................................     664,133    1,036,380      180,565
Value.......................................................  $7,891,033  $12,380,642   $2,128,341
CLASS B*
MARCH 31, 1999
Shares......................................................     134,300       36,459       13,490
Value.......................................................  $1,458,377  $   329,735   $  119,962
MARCH 31, 1998
Shares......................................................      46,940           --          417
Value.......................................................  $  546,764           --   $    4,933
CLASS C
MARCH 31, 1999
Shares......................................................      77,215      240,138       37,052
Value.......................................................  $  796,197  $ 2,259,892   $  340,740
MARCH 31, 1998
Shares......................................................     189,824       89,837       29,316
Value.......................................................  $2,259,989  $ 1,086,483   $  344,105
CLASS Y**
MARCH 31, 1999
Shares......................................................          --           --           --
Value.......................................................          --           --           --
MARCH 31, 1998
Shares......................................................          --           --           --
Value.......................................................          --           --           --

                                                                         INCOME PORTFOLIO
                                                              --------------------------------------
                                                                SALES     REPURCHASES  REINVESTMENTS
                                                              ----------  -----------  -------------
FOR THE FISCAL YEARS ENDED:
CLASS A
MARCH 31, 1999
Shares......................................................     652,813      512,338      16,075
Value.......................................................  $8,140,024  $ 6,375,966    $199,578
MARCH 31, 1998
Shares......................................................      55,103      110,591      12,087
Value.......................................................  $  681,376  $ 1,369,024    $149,576
CLASS B*
MARCH 31, 1999
Shares......................................................      95,133        6,176       1,917
Value.......................................................  $1,180,901  $    75,940    $ 23,739
MARCH 31, 1998
Shares......................................................       1,442           --           1
Value.......................................................  $   18,014           --    $     13
CLASS C
MARCH 31, 1999
Shares......................................................     125,661       76,187       7,293
Value.......................................................  $1,564,198  $   942,593    $ 90,493
MARCH 31, 1998
Shares......................................................      56,500       32,601       4,869
Value.......................................................  $  702,888  $   406,228    $ 60,310
CLASS Y**
MARCH 31, 1999
Shares......................................................      27,127       32,617      17,555
Value.......................................................  $  335,236  $   399,738    $217,834
MARCH 31, 1998
Shares......................................................     429,021    1,275,562      75,743
Value.......................................................  $5,332,398  $15,811,012    $938,724

                                                                       HIGH YIELD PORTFOLIO (1)
                                                              ------------------------------------------
                                                                 SALES     REPURCHASES    REINVESTMENTS
                                                              -----------  -----------   ---------------
FOR THE FISCAL YEARS ENDED:
CLASS A
MARCH 31, 1999
Shares......................................................    4,591,690    1,328,105        173,523
Value.......................................................  $55,352,368   $15,720,812    $2,039,096
MARCH 31, 1998
Shares......................................................    1,466,227       36,611          8,118
Value.......................................................  $18,130,818   $  450,922     $  102,477
CLASS B*
MARCH 31, 1999
Shares......................................................    1,698,449      172,814         61,079
Value.......................................................  $20,280,591   $2,036,035     $  709,943
MARCH 31, 1998
Shares......................................................      481,123       10,726          1,995
Value.......................................................  $ 6,075,621   $  235,284     $   25,196
CLASS C
MARCH 31, 1999
Shares......................................................    2,098,034      769,764         79,488
Value.......................................................  $24,652,580   $8,975,867     $  928,004
MARCH 31, 1998
Shares......................................................      897,573       13,841          3,849
Value.......................................................  $11,041,683   $   67,980     $   48,561
CLASS Y**
MARCH 31, 1999
Shares......................................................           --           --             --
Value.......................................................           --           --             --
MARCH 31, 1998
Shares......................................................           --           --             --
Value.......................................................           --           --             --

----------

* Class B shares commenced its initial public offering for the Debt Portfolio, Income Portfolio and High Yield Portfolio on January 12, 1998, February 2, 1998 and December 29, 1997, respectively.
** Class Y shares has yet to commence its initial public offering for the Debt Portfolio and High Yield Portfolio.
(1)      Commencement of investment operations on January 2, 1998.

CREDIT AGREEMENT

The Trust (on behalf of the Debt Portfolio) and the Fund (on behalf of the Income Portfolio and High Yield Portfolio) have entered into a credit agreement with BankBoston, N.A. Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, S&P STARS Portfolio, Prime Money Market Portfolio, Balanced Portfolio, International Equity Portfolio and Focus List Portfolio are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of a Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of such Portfolio's assets. However, each

Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1999, were as follows:

                                            MAXIMUM
                                AVERAGE      LOAN       AVERAGE
                                  LOAN      AMOUNTS     INTEREST
PORTFOLIO                       BALANCE   OUTSTANDING     RATE
------------------------------  --------  -----------   --------
Income Portfolio..............  $  9,261  $  208,400      6.10%
High Yield Portfolio..........    68,540   4,803,800      7.14

The Portfolios had no amounts outstanding under the line of credit agreement at March 31, 1999. The Debt Portfolio had no amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1999.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost of income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK -- DEBT PORTFOLIO

Investments in emerging markets debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Debt Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Debt Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Debt Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In addition, forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Debt Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Debt Portfolio to cover its purchase or sale commitments, if any, at the current market price. The Debt Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSAM.

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
Emerging Markets Debt Portfolio
(A series of the Bear Stearns Investment Trust)
Income Portfolio
High Yield Total Return Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Emerging Markets Debt Portfolio, Income Portfolio (formerly Total Return Bond Portfolio) and High Yield Total Return Portfolio (collectively, the "Portfolios") as of March 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio, Income Portfolio and High Yield Total Return Portfolio as of March 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 14, 1999

THE                     BEAR                    STEARNS                    FUNDS

                        EMERGING MARKETS DEBT PORTFOLIO
                                INCOME PORTFOLIO
                       HIGH YIELD TOTAL RETURN PORTFOLIO
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 1999) as to the U.S. federal tax status of distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 1999, the following dividends and distributions per share were paid by each of the Portfolios:

EMERGING MARKETS DEBT PORTFOLIO

                                      NET INVESTMENT INCOME       20 PERCENT RATE GAINS
                                   ---------------------------  -------------------------
Class A                                 $     1.011035395               $  0.1659
Class B                                       0.971741918                  0.1659
Class C                                       0.972017106                  0.1659

There were no ordinary income dividends from the Emerging Markets Debt Portfolio which would qualify for the dividends received deduction available to corporate shareholders. All dividends and distributions were derived from income and capital gains on foreign obligations; however they were not subject to foreign withholding taxes.

INCOME PORTFOLIO

                                                     SHORT-TERM        LONG-TERM
                        NET INVESTMENT INCOME      CAPITAL GAINS     CAPITAL GAINS
                     ---------------------------  ----------------  ----------------
Class A                   $     0.733524135          $   0.1306        $   0.0558
Class B                         0.653217415              0.1306            0.0558
Class C                         0.652995105              0.1306            0.0558
Class Y                         0.776879477              0.1306            0.0558

There were no ordinary income dividends from the Income Portfolio which would qualify for the dividends received deduction available to corporate shareholders.

HIGH YIELD TOTAL RETURN PORTFOLIO

                                  NET INVESTMENT INCOME       SHORT-TERM CAPITAL GAINS
                               ---------------------------  -----------------------------
Class A                             $     1.108089730                 $  0.0519
Class B                                   1.030808091                    0.0519
Class C                                   1.030805163                    0.0519

There were no ordinary income dividends from the High Yield Total Return Portfolio which would qualify for the dividends received deduction available to corporate shareholders.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

TRUSTEES AND OFFICERS

Michael Minikes            Chairman of the Board
Doni L. Fordyce            President
Barry Sommers              Executive Vice President
Peter M. Bren              Trustee
Alan J. Dixon              Trustee - Income Portfolio and
                           High Yield Total Return Portfolio
John R. McKernan, Jr.      Trustee
M.B. Oglesby, Jr.          Trustee
Stephen A. Bornstein       Vice President and Secretary
Frank J. Maresca           Vice President and Treasurer
Vincent L. Pereira         Assistant Treasurer